Exhibit 10.60
AMENDED AND RESTATED SECURITY AGREEMENT
     THIS AMENDED AND RESTATED SECURITY AGREEMENT (this “Security Agreement”) is made and entered into as of January 15, 2010 by and among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company” and a “Grantor”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE COMPANY IDENTIFIED ON THE SIGNATURE PAGES HERETO AS A “REVOLVING GRANTOR” AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A REVOLVING JOINDER AGREEMENT WHICH IDENTIFIES SUCH PERSON AS A “REVOLVING GRANTOR” (each a “Revolving Subsidiary Guarantor” and a “Revolving Subsidiary Grantor”, and collectively with the Company, the “Revolving Grantors” and each a “Revolving Grantor”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE COMPANY IDENTIFIED ON THE SIGNATURE PAGES HERETO AS A “FLOORPLAN GRANTOR” AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A FLOORPLAN JOINDER AGREEMENT WHICH IDENTIFIES SUCH PERSON AS A “FLOORPLAN GRANTOR” (each a “Floorplan Subsidiary Guarantor” and a “Floorplan Subsidiary Grantor” and collectively with the Revolving Grantors, the “Grantors”), BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (in such capacity, the “Revolving Administrative Agent”) for each of the lenders (the “Revolving Lenders”) now or hereafter party to the Revolving Credit Agreement defined below (collectively with the Revolving Administrative Agent, and certain other Persons parties to Related Swap Contracts and Secured Cash Management Arrangements as more particularly described in Section 21 hereof, the “Revolving Secured Parties”), and the REVOLVING ADMINISTRATIVE AGENT in its capacity as the collateral agent for each of the lenders (the “Floorplan Lenders”) now or hereafter party to the Floorplan Credit Agreement defined below. (The Floorplan Lenders and the Floorplan Administrative Agent, defined below, are referred to collectively as the “Floorplan Secured Parties.” The Floorplan Secured Parties and Revolving Secured Parties are referred to collectively as the “Secured Parties.”) All capitalized terms used but not otherwise defined herein or pursuant to Section 1 hereof shall have the respective meanings assigned thereto in the Revolving Credit Agreement.
W I T N E S S E T H:
     WHEREAS, the Company, certain Subsidiaries of the Company party thereto (each an “Existing New Vehicle Borrower”), the lenders party thereto (the “Existing Lenders”) and the Revolving Administrative Agent entered into that certain Credit Agreement dated February 17, 2006, as amended prior to (but excluding) the date hereof, the “Existing Credit Agreement”), pursuant to which certain of the Existing Lenders agreed to make available (a) to the Company a revolving credit facility, including a letter of credit subfacility and a swingline subfacility, (b) to the Existing New Vehicle Borrowers a revolving new vehicle floorplan facility, including a new vehicle swingline subfacility and (c) to the Company a revolving used vehicle floorplan facility, including a used vehicle swingline subfacility; and
     WHEREAS, the Company and certain Subsidiaries of the Company (the “Existing Grantors”) entered into a Security Agreement dated as of February 17, 2006 (as amended prior to (but excluding) the date hereof, the “Existing Security Agreement”), pursuant to which the Existing Grantors have secured their obligations arising under the Existing Credit Agreement; and

     WHEREAS, the Company has requested that the Existing Credit Agreement be amended and restated in order to, among other things, (a) extend the maturity date of the revolving credit facility provided therein, (b) reduce the maximum aggregate amount of the revolving credit facility provided therein to $150,000,000 and (c) make certain other amendments to the Existing Credit Agreement on the terms and conditions set forth in that certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”) among the Company, the Revolving Administrative Agent and the Revolving Lenders; and
     WHEREAS, the Revolving Administrative Agent and the Revolving Lenders have agreed to enter into the Revolving Credit Agreement, subject to, among other things, a condition that the parties amend and restate the Existing Security Agreement as provided herein; and
     WHEREAS, as collateral security for payment and performance of the Revolving Obligations, the Company and each Revolving Subsidiary Guarantor is willing to grant to the Revolving Administrative Agent for the benefit of the Revolving Secured Parties a security interest in certain of its personal property and assets pursuant to the terms of this Security Agreement; and
     WHEREAS, the Company and each Revolving Subsidiary Grantor will materially benefit from the Revolving Loans to be made, and the Letters of Credit to be issued, under the Revolving Credit Agreement; and
     WHEREAS, each Revolving Subsidiary Guarantor is a party (as signatory or by joinder) to the Revolving Subsidiary Guaranty pursuant to which such Revolving Subsidiary Guarantor guarantees the Revolving Obligations of the other Revolving Loan Parties; and
     WHEREAS, the Revolving Secured Parties are unwilling to enter into the Revolving Loan Documents unless the Company and the Revolving Subsidiary Guarantors enter into this Security Agreement; and
     WHEREAS, the Company has requested that the Existing Lenders terminate the existing new vehicle floorplan facility (including the existing new vehicle swing line sublimit thereunder) and the existing used vehicle floorplan facility (including the existing used vehicle swing line sublimit thereunder) that are provided under the Existing Credit Agreement simultaneously with the closing under the Floorplan Credit Agreement; and
     WHEREAS, the Company has also requested that the Floorplan Lenders provide a revolving new vehicle floorplan facility and a revolving used vehicle floorplan facility on the terms and conditions set forth in that certain Syndicated New and Used Vehicle Floorplan Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Floorplan Credit Agreement”) dated as of the date hereof among the Company, certain Subsidiaries of the Company (each a “New Vehicle Borrower” and together with the Company, the “Floorplan Borrowers” and each individually a “Floorplan Borrower”), the Floorplan Lenders and Bank of America, N.A., as administrative agent (in such capacity, the “Floorplan Administrative Agent”) for the Floorplan Lenders; and

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     WHEREAS, as collateral security for payment and performance of the Floorplan Obligations, each Floorplan Borrower and each other Floorplan Subsidiary Guarantor is willing to grant to the Revolving Administrative Agent (as collateral agent for the benefit of the Floorplan Secured Parties) a security interest in certain of its personal property and assets pursuant to the terms of this Security Agreement; and
     WHEREAS, each Floorplan Borrower and each other Floorplan Subsidiary Grantor will materially benefit from the Floorplan Loans to be made under the Floorplan Credit Agreement; and
     WHEREAS, each New Vehicle Borrower and each other Floorplan Subsidiary Guarantor is a party (as signatory or by joinder) to the Floorplan Subsidiary Guaranty pursuant to which such New Vehicle Borrower or such Floorplan Subsidiary Guarantor guarantees the Floorplan Obligations of the other Floorplan Loan Parties; and
     WHEREAS, the Floorplan Secured Parties are unwilling to enter into the Floorplan Loan Documents unless each Floorplan Borrower and each other Floorplan Subsidiary Guarantor enters into this Security Agreement;
     NOW, THEREFORE, in order to:
     (i) induce the Revolving Lenders to amend and restate the Existing Credit Agreement ;
     (ii) induce the Revolving Secured Parties to make available to the Company, or maintain, the credit facilities provided for in the Revolving Credit Agreement; and
     (iii) induce the Floorplan Secured Parties to make the credit facilities provided for in the Floorplan Credit Agreement available to the New Vehicle Borrowers;
     the parties hereto agree as follows:
     1. Certain Definitions. Terms used in this Security Agreement, not otherwise expressly defined herein or in the Revolving Credit Agreement, and for which meanings are provided in the Uniform Commercial Code of the State of North Carolina (the “UCC”), shall have such meanings. In addition, for purposes of this Security Agreement, the following terms have the following definitions:
     “Collateral” has the meaning specified in Section 2(c).
     “Credit Agreements” means collectively the Floorplan Credit Agreement and the Revolving Credit Agreement.
     “Default” means a Revolving Default or a Floorplan Default.
     “Event of Default” means a Revolving Event of Default or a Floorplan Event of Default.

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     “Facilities Termination Date” means the later of the Facility Termination Date (as defined in the Revolving Credit Agreement) and the Facility Termination Date (as defined in the Floorplan Credit Agreement).
     “Floorplan Administrative Agent” has the meaning specified in the preamble hereto.
     “Floorplan Collateral” has the meaning specified in Section 2(c).
     “Floorplan Credit Agreement” has the meaning specified in the Recitals hereto.
     “Floorplan Default” has the meaning specified for the term “Default” in the Floorplan Credit Agreement.
     “Floorplan Event of Default” has the meaning specified for the term “Event of Default” in the Floorplan Credit Agreement.
     “Floorplan Joinder Agreement” has the meaning specified for the term “Joinder Agreement” in the Floorplan Credit Agreement.
     “Floorplan Lenders” has the meaning set forth in the preamble hereto.
     “Floorplan Loan” has the meaning specified for the term “Loan” in the Floorplan Credit Agreement.
     “Floorplan Loan Parties” has the meaning specified for the term “Loan Parties” in the Floorplan Credit Agreement.
     “Floorplan Obligations” has the meaning specified for the term “Obligations” in the Floorplan Credit Agreement.
     “Floorplan Secured Obligations” has the meaning specified in Section 2(b).
     “Floorplan Secured Parties” has the meaning specified in the preamble hereto.
     “Floorplan Security Instruments” has the meaning specified for the term “Security Instruments” in the Floorplan Credit Agreement.
     “Floorplan Subsidiary Grantors” has the meaning specified in the preamble hereto.
     “Floorplan Subsidiary Guarantors” has the meaning specified in the preamble hereto.
     “Floorplan Subsidiary Guaranty” has the meaning specified for the term “Subsidiary Guaranty” in the Floorplan Credit Agreement.
     “Joinder Agreements” means collectively the Revolving Joinder Agreements and the Floorplan Joinder Agreements.

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     “Lenders” means collectively the Revolving Lenders and the Floorplan Lenders.
     “Loan Parties” means collectively the Revolving Loan Parties and the Floorplan Loan Parties.
     “Qualifying Control Agreement” shall have the meaning set forth on Schedule 1 hereto.
     “Revolving Administrative Agent” has the meaning specified in the preamble hereto.
     “Revolving Collateral” has the meaning specified in Section 2(c).
     “Revolving Credit Agreement” has the meaning specified in the Recitals hereto.
     “Revolving Default” has the meaning specified for the term “Default” in the Revolving Credit Agreement.
     “Revolving Event of Default” has the meaning specified for the term “Event of Default” in the Revolving Credit Agreement.
     “Revolving Joinder Agreement” has the meaning specified for the term “Joinder Agreement” in the Revolving Credit Agreement.
     “Revolving Lenders” has the meaning set forth in the preamble hereto.
     “Revolving Loan” has the meaning specified for the term “Loan” in the Revolving Credit Agreement.
     “Revolving Loan Documents” has the meaning specified for the term “Loan Documents” in the Revolving Credit Agreement.
     “Revolving Loan Parties” has the meaning specified for the term “Loan Parties” in the Revolving Credit Agreement.
     “Revolving Obligations” has the meaning specified for the term “Obligations” in the Revolving Credit Agreement.
     “Revolving Secured Obligations” has the meaning specified in Section 2(a).
     “Revolving Secured Parties” has the meaning specified for the term “Secured Parties” in the Revolving Credit Agreement.
     “Revolving Security Instruments” has the meaning specified for the term “Security Instruments” in the Revolving Credit Agreement.
     “Revolving Subsidiary Grantors” has the meaning specified in the preamble hereto.
     “Revolving Subsidiary Guarantors” has the meaning specified in the preamble hereto.

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     “Revolving Subsidiary Guaranty” has the meaning specified for the term “Subsidiary Guaranty” in the Revolving Credit Agreement.
     “Secured Obligations” means collectively the Floorplan Secured Obligations and the Revolving Secured Obligations.
     “Secured Parties” has the meaning specified in the preamble hereto.
     “Security Instruments” means the Revolving Security Instruments and the Floorplan Security Instruments.
     2. Grant of Security Interest.
     (a) The Company hereby grants as collateral security for the payment, performance and satisfaction of all of its Revolving Obligations and the obligations and liabilities of any Revolving Loan Party now existing or hereafter arising under Related Swap Contracts and Secured Cash Management Arrangements, and each Revolving Subsidiary Grantor hereby grants as collateral security for the payment, performance and satisfaction of all of its Guarantor’s Obligations (as defined in the Revolving Subsidiary Guaranty) and the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the other Revolving Loan Documents to which it is now or hereafter becomes a party (such obligations and liabilities of the Company and the Revolving Subsidiary Grantors referred to collectively as the “Revolving Secured Obligations”), to the Revolving Administrative Agent for the benefit of the Revolving Secured Parties a continuing security interest in and to, and collaterally assigns to the Revolving Administrative Agent for the benefit of the Revolving Secured Parties, all of the personal property and trade fixtures of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, including the Collateral (as defined below).
     (b) Each New Vehicle Borrower hereby grants as collateral security for the payment, performance and satisfaction of all of its Floorplan Obligations, and each other Floorplan Subsidiary Grantor hereby grants as collateral security for the payment, performance and satisfaction of all of its Guarantor’s Obligations (as defined in the Floorplan Subsidiary Guaranty) and the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the other Floorplan Loan Documents to which it is now or hereafter becomes a party (such obligations and liabilities of the New Vehicle Borrowers and the other Floorplan Subsidiary Grantors referred to collectively as the “Floorplan Secured Obligations”), to the Revolving Administrative Agent for the benefit of the Floorplan Secured Parties a continuing first priority security interest in and to, and collaterally assigns to the Revolving Administrative Agent for the benefit of the Floorplan Secured Parties, all of the personal property and trade fixtures of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, including the Collateral (as defined below).

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     (c) All of the property and interests in property described in subsections (i) through (xv) below are herein referred to as the “Collateral”:
     (i) All accounts, and including accounts receivable, contracts, bills, acceptances, choses in action, and other forms of monetary obligations at any time owing to such Grantor arising out of property sold, leased, licensed, assigned or otherwise disposed of or for services rendered or to be rendered by such Grantor, and all of such Grantor’s rights with respect to any property represented thereby, whether or not delivered, property returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation (collectively referred to hereinafter as “Accounts”);
     (ii) All new and used vehicle inventory (including all inventory consisting of new or used automobiles or trucks with a gross vehicle weight of less than 16,000 pounds) in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor’s account (all of the foregoing, collectively referred to hereinafter as “Vehicle Inventory”);
     (iii) All other inventory, including all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of such Grantor or which may contribute to the finished product or to the sale, promotion and shipment thereof, in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor’s account, (together with the Vehicle Inventory, collectively referred to hereinafter as “Inventory”);
     (iv) All goods, including all machinery, equipment, motor vehicles, parts, supplies, apparatus, appliances, tools, patterns, molds, dies, blueprints, fittings, furniture, furnishings, trade fixtures and articles of tangible personal property of every description, and all computer programs embedded in any of the foregoing and all supporting information relating to such computer programs (collectively referred to hereinafter as “Equipment”);
     (v) Any right of such Grantor in (i) contracts in transit relating to any Vehicle Inventory (including any Vehicle Inventory that has been sold, leased or otherwise disposed of by such Grantor), (ii) any written or oral agreement of any finance company or other Person to provide financing for, or to pay all or any portion of the purchase price of any Vehicle Inventory (including any Vehicle Inventory that has been sold, leased or otherwise disposed of by such Grantor) or

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(iii) any amount to be received under such contracts or agreements (collectively referred to hereinafter as “Contracts In Transit”);
     (vi) All other general intangibles, including all rights now or hereafter accruing to such Grantor under contracts, leases, agreements or other instruments, including all contracts or contract rights to perform or receive services, to purchase or sell goods (including the Vehicle Inventory) or to hold or use land or facilities, and to enforce all rights thereunder, all causes of action, corporate or business records, inventions, patents and patent rights, rights in mask works, designs, trade names and trademarks and all goodwill associated therewith, trade secrets, trade processes, copyrights, licenses, permits, franchises, customer lists, computer programs and software, all internet domain names and registration rights thereto, all internet websites and the content thereof, all payment intangibles, all claims under guaranties, tax refund claims, all rights and claims against carriers and shippers, leases, all claims under insurance policies, all interests in general and limited partnerships, limited liability companies, and other Persons not constituting Investment Property (as defined below), all rights to indemnification and all other intangible personal property and intellectual property of every kind and nature, (together with the Contracts-In-Transit, collectively referred to hereinafter as “General Intangibles”);
     (vii) All deposit accounts, including demand, time, savings, passbook, or other similar accounts maintained with any bank by or for the benefit of such Grantor (collectively referred to hereinafter as “Deposit Accounts”);
     (viii) All chattel paper, including tangible chattel paper, electronic chattel paper, or any hybrid thereof (collectively referred to hereinafter as “Chattel Paper”);
     (ix) All investment property, including all securities, security entitlements, securities accounts, commodity contracts and commodity accounts of or maintained for the benefit of such Grantor, but excluding (A) Pledged Interests subject to any Pledge Agreement, (B) the Equity Interests of Sonic FFC 1, Inc., Sonic FFC 2, Inc. or Sonic FFC 3, Inc., so long as such Person has no operations other than serving as a special purpose entity for the repayment of Indebtedness identified on Schedule 7.03 of the Revolving Credit Agreement as of the Closing Date as “Falcon Indebtedness” with proceeds of rental payments received by such Person in the amount of such payments, and (C) the other property excluded by the last sentence of this Section 2 (collectively referred to hereinafter as “Investment Property”);
     (x) All instruments, including all promissory notes (collectively referred to hereinafter as “Instruments”);
     (xi) All documents, including manufacturer statements of origin, certificates or origin, and certificates of title or ownership relating to any Vehicle

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Inventory, warehouse receipts, bills of lading and other documents of title (collectively referred to hereinafter as “Documents”);
     (xii) All rights to payment or performance under letters of credit including rights to proceeds of letters of credit (“Letter-of-Credit Rights”), and all guaranties, endorsements, Liens, other Guarantee obligations or supporting obligations of any Person securing or supporting the payment, performance, value or liquidation of any of the foregoing (collectively, with Letter-of-Credit Rights, referred to hereinafter as “Supporting Obligations”);
     (xiii) The commercial tort claims identified on Schedule 9(i) hereto, as such Schedule may be supplemented from time to time in accordance with the terms hereof (collectively referred to hereinafter as “Commercial Tort Claims”);
     (xiv) All books and records relating to any of the forgoing (including customer data, credit files, ledgers, computer programs, printouts, and other computer materials and records (and all media on which such data, files, programs, materials and records are or may be stored)); and
     (xv) All proceeds, products and replacements of, accessions to, and substitutions for, any of the foregoing, including without limitation, proceeds of insurance policies insuring any of the foregoing.
All of the Collateral granted as collateral security for the Revolving Secured Obligations is herein collectively referred to as the “Revolving Collateral”. All of the Collateral granted as collateral security for the Floorplan Secured Obligations is herein referred to as the “Floorplan Collateral”. Notwithstanding the foregoing, the grant of a security interest and collateral assignment under this Section 2 shall not extend to (A) any Franchise Agreement, Framework Agreement or similar manufacturer agreement to the extent that any such Franchise Agreement, Framework Agreement or similar manufacturer agreement is not assignable or capable of being encumbered as a matter of law or by the terms applicable thereto (unless any such restriction on assignment or encumbrance is ineffective under the UCC or other applicable law), without the consent of the applicable party thereto or (B) the “Restricted Equity Interests” as such term is defined in that certain Amended and Restated Escrow and Security Agreement dated as of even date among the Revolving Administrative Agent, the Company and the other Revolving Grantors from time to time party thereto to the extent that applicable law or terms of the applicable Franchise Agreement, Framework Agreement or similar manufacturer agreement would prohibit the pledge or encumbrance thereof (except, in the case of the Revolving Collateral, to the extent that any such restriction on assignment or encumbrance would be ineffective under the UCC or other applicable law), without the consent of the applicable party thereto.
     3. Perfection. As of the date of execution of this Security Agreement or a Revolving Joinder Agreement or Floorplan Joinder Agreement by each Grantor, as applicable (with respect to each Grantor, its “Applicable Date”), or prior thereto, such Grantor shall have:
     (a) furnished the Revolving Administrative Agent with duly authorized financing statements in form, number and substance suitable for filing, sufficient under

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applicable law, and satisfactory to the Revolving Administrative Agent in order that upon the filing of the same the Revolving Administrative Agent, for the benefit of the Secured Parties, shall have a duly perfected security interest in all Collateral in which a security interest can be perfected by the filing of financing statements;
     (b) to the extent the Revolving Administrative Agent may request, made commercially reasonable efforts to obtain and deliver to the Revolving Administrative Agent with properly executed Qualifying Control Agreements, issuer acknowledgments of the Revolving Administrative Agent’s interest in Letter-of-Credit Rights, and, to the extent expressly required by either Credit Agreement, evidence of the placement of a restrictive legend on tangible chattel paper (and the tangible components of electronic Chattel Paper), and, to the extent expressly required by either Credit Agreement, taken appropriate action acceptable to the Revolving Administrative Agent sufficient to establish the Revolving Administrative Agent’s control of electronic Chattel Paper (and the electronic components of hybrid Chattel Paper), as appropriate, with respect to Collateral in which either (i) a security interest can be perfected only by control or such restrictive legending, or (ii) a security interest perfected by control or accompanied by such restrictive legending shall have priority as against a lien creditor, a purchaser of such Collateral from the applicable Grantor, or a security interest perfected by Persons not having control or not accompanied by such restrictive legending, in each case in form and substance acceptable to the Revolving Administrative Agent and sufficient under applicable law so that the Revolving Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all such Collateral perfected by control; and
     (c) to the extent the Revolving Administrative Agent may request, made commercially reasonable efforts to deliver to the Revolving Administrative Agent or, if the Revolving Administrative Agent shall specifically consent in each instance, an agent or bailee of the Revolving Administrative Agent who has acknowledged such status in a properly executed Qualifying Control Agreement possession of all Collateral with respect to which either a security interest can be perfected only by possession or a security interest perfected by possession shall have priority as against Persons not having possession, and including in the case of Instruments, Documents, and Investment Property in the form of certificated securities, duly executed endorsements or stock powers in blank, as the case may be, affixed thereto in form and substance acceptable to the Revolving Administrative Agent and sufficient under applicable law so that the Revolving Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all such Collateral perfected by possession;
with the effect that the Liens conferred in favor of the Revolving Administrative Agent shall be and remain duly perfected and of first priority, subject only, to the extent applicable, to Liens allowed to exist under Section 7.01 of both Credit Agreements (“Permitted Liens”) and allowed to have priority under Section 7.01 of the applicable Credit Agreement or the Master Intercreditor Agreement. All financing statements (including all amendments thereto and continuations thereof), control agreements, certificates, acknowledgments, stock powers and other documents, electronic identification, restrictive legends, and instruments furnished in connection with the creation, enforcement, protection, perfection or priority of the Revolving Administrative Agent’s security interest in Collateral, including such items as are described

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above in this Section 3, are sometimes referred to herein as “Perfection Documents”. The delivery of possession of items of or evidencing Collateral, causing other Persons to execute and deliver Perfection Documents as appropriate, the filing or recordation of Perfection Documents, the establishment of control over items of Collateral, and the taking of such other actions as may be necessary or advisable in the determination of the Revolving Administrative Agent to create, enforce, protect, perfect, or establish or maintain the priority of, the security interest of the Revolving Administrative Agent for the benefit of the Secured Parties in the Collateral is sometimes referred to herein as “Perfection Action”.
     4. Maintenance of Security Interest; Further Assurances.
     (a) Each Grantor will from time to time at its own expense, deliver specific assignments of Collateral or such other Perfection Documents, and take such other or additional Perfection Action, as may be required by the terms of the Loan Documents or as the Revolving Administrative Agent may reasonably request in connection with the administration or enforcement of this Security Agreement or related to the Collateral or any part thereof in order to carry out the terms of this Security Agreement, to perfect, protect, maintain the priority of or enforce the Revolving Administrative Agent’s security interest in the Collateral, subject only to Permitted Liens, or otherwise to better assure and confirm unto the Revolving Administrative Agent its rights, powers and remedies for the benefit of the Secured Parties hereunder. Without limiting the foregoing, each Grantor hereby irrevocably authorizes the Revolving Administrative Agent to file (with, or to the extent permitted by applicable law, without the signature of the Grantor appearing thereon) financing statements (including amendments thereto and initial financing statements in lieu of continuation statements) or other Perfection Documents (including copies thereof) showing such Grantor as “debtor” at such time or times and in all filing offices as the Revolving Administrative Agent may from time to time determine to be necessary or advisable to perfect or protect the rights of the Revolving Administrative Agent and the Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated, any of which Perfection Documents may describe the Collateral as or including all assets of the Grantor. Each Grantor hereby irrevocably ratifies and acknowledges the Revolving Administrative Agent’s authority to have effected filings of Perfection Documents made by the Revolving Administrative Agent prior to its Applicable Date.
     (b) With respect to any and all Collateral, each Grantor agrees to do and cause to be done all things necessary to perfect, maintain the priority of and keep in full force the security interest granted in favor of the Revolving Administrative Agent for the benefit of the Secured Parties, including, but not limited to, the prompt payment upon demand therefor by the Revolving Administrative Agent of all fees and expenses (including documentary stamp, excise or intangibles taxes) incurred in connection with the preparation, delivery, or filing of any Perfection Document or the taking of any Perfection Action to perfect, protect or enforce a security interest in Collateral in favor of the Revolving Administrative Agent for the benefit of the Secured Parties, subject only to Permitted Liens. All amounts not so paid when due shall constitute additional Secured Obligations and (in addition to other rights and remedies resulting from such

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nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.
     (c) Each Grantor agrees to maintain among its books and records appropriate notations or evidence of, and to make or cause to be made appropriate disclosure upon its financial statements of, the security interest granted hereunder to the Revolving Administrative Agent for the benefit of the Secured Parties.
     (d) Each Grantor agrees that, in the event any proceeds (other than goods) of Collateral shall be or become commingled with other property not constituting Collateral, then such proceeds may, to the extent permitted by law, be identified by application of the lowest intermediate balance rule to such commingled property.
     5. Receipt of Payment.
     (a) In the event a Revolving Event of Default shall occur and be continuing and a Revolving Grantor (or any of its Affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any proceeds of Revolving Collateral, including without limitation monies, checks, notes, drafts or any other items of payment, each Revolving Grantor shall hold all such items of payment in trust for the Revolving Administrative Agent for the benefit of the Revolving Secured Parties, and as the property of the Revolving Administrative Agent for the benefit of the Revolving Secured Parties, separate from the funds and other property of such Grantor, and no later than the first Business Day following the receipt thereof, at the election of the Revolving Administrative Agent, such Grantor shall cause such Revolving Collateral to be forwarded to the Revolving Administrative Agent for its custody, possession and disposition on behalf of the Revolving Secured Parties in accordance with the terms hereof and of the other Revolving Loan Documents.
     (b) In the event a Floorplan Event of Default shall occur and be continuing and a Floorplan Grantor (or any of its Affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any proceeds of Floorplan Collateral, including without limitation monies, checks, notes, drafts or any other items of payment, each Floorplan Grantor shall hold all such items of payment in trust for the Revolving Administrative Agent for the benefit of the Floorplan Secured Parties, and as the property of the Revolving Administrative Agent for the benefit of the Floorplan Secured Parties, separate from the funds and other property of such Grantor, and no later than the first Business Day following the receipt thereof, at the election of the Revolving Administrative Agent, such Grantor shall cause such Floorplan Collateral to be forwarded to the Revolving Administrative Agent for its custody, possession and disposition on behalf of the Floorplan Secured Parties in accordance with the terms hereof and of the other Floorplan Loan Documents.
     6. Preservation and Protection of Collateral.
     (a) The Revolving Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise.

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Each Grantor shall be responsible for the safekeeping of its Collateral, and in no event shall the Revolving Administrative Agent have any responsibility for (i) any loss or damage thereto or destruction thereof occurring or arising in any manner or fashion from any cause, (ii) any diminution in the value thereof, or (iii) any act or default of any carrier, warehouseman, bailee or forwarding agency thereof or other Person in any way dealing with or handling such Collateral.
     (b) Each Grantor shall keep and maintain its tangible personal property Collateral in good operating condition and repair, ordinary wear and tear excepted. No Grantor shall permit any such items having an aggregate value in excess of $1,000,000 to become a fixture to real property (unless such Grantor has granted the Revolving Administrative Agent for the benefit of the Revolving Secured Parties a Lien on such real property having a priority acceptable to the Revolving Administrative Agent or the Grantor has excluded such fixtures from the Revolving Borrowing Base) or accessions to other personal property.
     (c) Each Grantor agrees (i) to pay prior to delinquency all taxes, charges and assessments against the Collateral in which it has any interest, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a basis consistent with the application of GAAP in the Audited Financial Statements and evidenced to the satisfaction of the Revolving Administrative Agent and provided that all enforcement proceedings in the nature of levy or foreclosure are effectively stayed, and (ii) to cause to be terminated and released all Liens (other than Permitted Liens) on the Collateral. Upon the failure of any Grantor to so pay or contest such taxes, charges, or assessments, or cause such Liens to be terminated, the Revolving Administrative Agent at its option may pay or contest any of them or amounts relating thereto (the Revolving Administrative Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Revolving Administrative Agent, including fees, charges and disbursements of counsel (“Attorney Costs”), court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Revolving Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.
     7. Status of Grantors and Collateral Generally. Each Grantor represents and warrants to, and covenants with, the Revolving Administrative Agent for the benefit of the Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:
     (a) It is at its Applicable Date (or as to Collateral acquired after its Applicable Date will be upon the acquisition of the same) and, except as permitted by both Credit Agreements and subsection (b) of this Section 7, will continue to be, the owner of the Collateral, free and clear of all Liens, other than the security interest hereunder in favor of the Revolving Administrative Agent for the benefit of the Secured Parties and

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Permitted Liens, and that it will at its own cost and expense defend such Collateral and any products and proceeds thereof against all claims and demands of all Persons (other than holders of Permitted Liens) to the extent of their claims permitted under both Credit Agreements at any time claiming the same or any interest therein adverse to the Secured Parties. Upon the failure of any Grantor to so defend, the Revolving Administrative Agent may do so at its option but shall not have any obligation to do so. All sums so disbursed by the Revolving Administrative Agent, including reasonable Attorney Costs, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Revolving Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.
     (b) It shall not (i) sell, assign, transfer, lease, license or otherwise dispose of any of, or grant any option with respect to, the Collateral, except for Dispositions permitted under both Credit Agreements, (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the security interests created by this Security Agreement and Permitted Liens, or (iii) take any other action in connection with any of the Collateral that would materially impair the value of the interest or rights of such Grantor in the Collateral taken as a whole or that would materially impair the interest or rights of the Revolving Administrative Agent for the benefit of the Secured Parties.
     (c) It has full power, legal right and lawful authority to enter into this Security Agreement (and any Revolving Joinder Agreement or Floorplan Joinder Agreement applicable to it) and to perform its terms, including the grant of the security interests in the Collateral herein provided for.
     (d) No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person which has not been given or obtained, as the case may be, is required either (i) for the grant by such Grantor of the security interests granted hereby or for the execution, delivery or performance of this Security Agreement (or any Revolving Joinder Agreement or Floorplan Joinder Agreement) by such Grantor, or (ii) for the perfection of or the exercise by the Revolving Administrative Agent, on behalf of the Secured Parties, of its rights and remedies hereunder, except for action required by the Uniform Commercial Code to perfect and exercise remedies with respect to the security interest conferred hereunder.
     (e) No effective financing statement or other Perfection Document similar in effect, nor any other Perfection Action, covering all or any part of the Collateral purported to be granted or taken by or on behalf of such Grantor (or by or on behalf of any other Person and which remains effective as against all or any part of the Collateral) has been filed in any recording office, delivered to another Person for filing (whether upon the occurrence of a contingency or otherwise), or otherwise taken, as the case may be, except such as pertain to Permitted Liens and such as may have been filed for the benefit of, delivered to, or taken in favor of, the Revolving Administrative Agent for the

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benefit of the Secured Parties in connection with the security interests conferred hereunder.
     (f) Schedule 7(f) attached hereto contains true and complete information as to each of the following: (i) the exact legal name of each Grantor as it appears in its Organization Documents as of its Applicable Date and at any time during the five (5) year period ending as of its Applicable Date (the “Covered Period”), (ii) the jurisdiction of formation and form of organization of each Grantor, and the identification number of such Grantor in its jurisdiction of formation (if any), (iii) each address of the chief executive office of each Grantor as of its Applicable Date and at any time during the Covered Period, (iv) all trade names or trade styles used by such Grantor as of its Applicable Date and at any time during the Covered Period, (v) the address of each location of such Grantor at which any tangible personal property Collateral (including Account Records and Account Documents) is located at its Applicable Date or has been located at any time during the Covered Period, (vi) with respect to each location described in clause (v) that is not owned beneficially and of record by such Grantor, the name and address of the owner thereof; and (vii) the name of each Person other than such Grantor and the address of such Person at which any tangible personal property Collateral of such Grantor is held under any warehouse, consignment, bailment or other arrangement as of its Applicable Date. No Grantor shall change its name, change its jurisdiction of formation (whether by reincorporation, merger or otherwise), change the location of its chief executive office, or utilize any additional location where tangible personal property Collateral (including Account Records and Account Documents) may be located, except in each case upon giving not less than thirty (30) days’ prior written notice to the Revolving Administrative Agent and taking or causing to be taken at such Grantor’s expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Revolving Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Revolving Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder.
     (g) No Grantor shall engage in any consignment transaction in respect of any of the Collateral, whether as consignee or consignor.
     (h) No Grantor shall cause, suffer or permit any of the tangible personal property Collateral (i) to be evidenced by any document of title (except for shipping documents as necessary or customary to effect the receipt of such Collateral or the delivery of such Collateral to such Grantor or to customers, in each case in the ordinary course of business, and motor vehicle certificates of title) or (ii) to be in the possession, custody or control of any warehouseman or other bailee (except pursuant to Section 6.13 of both Credit Agreements) unless (x) such location and Person are set forth on Schedule 7(f) or the Revolving Administrative Agent shall have received not less than thirty (30) days’ prior written notice of each such transaction, (y) the Revolving Administrative Agent shall have received, upon its request, a duly executed Qualifying Control Agreement from such warehouseman or bailee, and (z) the Grantor shall have caused at its expense to be prepared and executed such additional Perfection Documents and to be taken such other Perfection Action as the Revolving Administrative Agent may deem

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necessary or advisable to carry out the transactions contemplated by this Security Agreement.
     (i) No tangible personal property Collateral is or shall be located at any location that is leased by such Grantor from any other Person, unless (x) such location and lessor is set forth on Schedule 6.13 of both Credit Agreements (as such Schedule may be revised from time to time in accordance with the applicable Credit Agreement), (y) at the request of the Revolving Administrative Agent, such Grantor uses commercially reasonable efforts (and provides evidence of such efforts) to cause such lessor within 90 days of the Applicable Date to acknowledge the Lien in favor of the Revolving Administrative Agent for the benefit of the Secured Parties conferred hereunder and waives its statutory and consensual liens and rights with respect to such Collateral in form and substance acceptable to the Revolving Administrative Agent and delivered in writing to the Revolving Administrative Agent prior to any Collateral being located at any such location, and (z) the Grantor shall have caused at its expense to be prepared and executed such additional Perfection Documents and to be taken such other Perfection Action as the Revolving Administrative Agent may deem necessary or advisable to carry out the transactions contemplated by this Security Agreement.
     8. Inspection. The Revolving Administrative Agent (by any of its officers, employees and agents), on behalf of the Secured Parties, shall have the right upon prior notice to an executive officer of any Grantor, and at any reasonable times during such Grantor’s usual business hours, to inspect the Collateral (including inspecting Vehicles and conducting random samples of the Net Book Value of the Used Vehicles), all records related thereto (and to make extracts or copies from such records), and the premises upon which any of the Collateral is located, to discuss such Grantor’s affairs and finances with any Person (other than Persons obligated on any Accounts (“Account Debtors”) except as expressly otherwise permitted in the Loan Documents) and to verify with any Person other than (except as expressly otherwise permitted in the Loan Documents) Account Debtors the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral and, if an Event of Default has occurred and is continuing, to discuss such Grantor’s affairs and finances with such Grantor’s Account Debtors and to verify the amount, quality, value and condition of, or any other matter relating to, the Collateral with such Account Debtors. Upon or after the occurrence and during the continuation of an Event of Default, the Revolving Administrative Agent may at any time and from time to time employ and maintain on such Grantor’s premises a custodian selected by the Revolving Administrative Agent who shall have full authority to do all acts necessary to protect the Revolving Administrative Agent’s (for the benefit of the Secured Parties) interest. All expenses incurred by the Revolving Administrative Agent, on behalf of the Secured Parties, by reason of the employment of such custodian shall be paid by such Grantor on demand from time to time and shall be added to the Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.
     9. Specific Collateral.
     (a) Accounts. With respect to its Accounts whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and

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covenants to the Revolving Administrative Agent for the benefit of the Secured Parties that:
     (i) Such Grantor shall keep accurate and complete records of its Accounts (“Account Records”) and from time to time, at the Revolving Administrative Agent’s request, the Company shall provide the Revolving Administrative Agent with a schedule of Accounts in excess of $1,000,000 in form and substance acceptable to the Revolving Administrative Agent describing all Accounts created or acquired by all Grantors (“Schedule of Accounts”); provided, however, that the Company’s failure to execute and deliver any such Schedule of Accounts shall not affect or limit the Revolving Administrative Agent’s security interest or other rights in and to any Accounts for the benefit of the Secured Parties. If requested by the Revolving Administrative Agent, each Grantor shall furnish the Revolving Administrative Agent with copies of proof of delivery and other documents relating to the Accounts so scheduled, including without limitation repayment histories and present status reports (collectively, “Account Documents”) and such other matter and information relating to the status of then existing Accounts as the Revolving Administrative Agent shall request.
     (ii) All Account Records and Account Documents are and shall at all times be located only at such Grantor’s current chief executive office as set forth on Schedule 7(f) attached hereto, such other locations as are specifically identified on Schedule 7(f) attached hereto as an “Account Documents location,” or as to which the Grantor has complied with Section 7(f) hereof.
     (iii) The Accounts are genuine, are in all respects what they purport to be, are not evidenced by an instrument or document or, if evidenced by an instrument or document, are only evidenced by one original instrument or document.
     (iv) The Accounts cover bona fide sales and deliveries of Inventory or sales, leases, licenses or other dispositions of property usually dealt in by such Grantor, or the rendition by such Grantor of services, to an Account Debtor in the ordinary course of business.
     (v) The amounts of the face value of any Account shown or reflected on any Schedule of Accounts, invoice statement, or certificate delivered to the Revolving Administrative Agent, are actually owing to the applicable Grantor and are not contingent for any reason; and there are no setoffs, discounts, allowances, claims, counterclaims or disputes of any kind or description in an amount greater than $1,000,000 in the aggregate for all the Grantors, or greater than $250,000 per Account, existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor thereunder for any deduction therefrom, except as may be stated in the Schedule of Accounts and reflected in the calculation of the face value of each respective invoice related thereto.

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     (vi) Except for conditions generally applicable to such Grantor’s industry and markets, there are no facts, events, or occurrences known to such Grantor pertaining particularly to any Accounts which are reasonably expected to materially impair in any way the validity, collectibility or enforcement of Accounts that would reasonably be likely, in the aggregate, to be of material economic value, or in the aggregate materially reduce the amount payable thereunder from the amount of the invoice face value shown on any Schedule of Accounts, or on any certificate, contract, invoice or statement delivered to the Revolving Administrative Agent with respect thereto.
     (vii) The property or services giving rise thereto are not, and were not at the time of the sale or performance thereof, subject to any Lien, claim, encumbrance or security interest, except those of the Revolving Administrative Agent for the benefit of Secured Parties and Permitted Liens.
     (viii) In the event any amounts due and owing in excess of $1,000,000 in the aggregate, are in dispute between any Account Debtor and a Grantor (which shall include without limitation any dispute in which an offset claim or counterclaim may result), such Grantor shall provide the Revolving Administrative Agent with written notice thereof as soon as practicable, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.
     (b) Inventory. With respect to its Inventory whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Revolving Administrative Agent for the benefit of the Secured Parties that:
     (i) Such Grantor shall (A) keep accurate and complete records itemizing and describing (1) with respect to its Vehicle Inventory, each new and used vehicle, including the year, make, model, cost, price, location and Vehicle Identification Number, (2) with respect to all Inventory, the kind, type, location and quantity of such Inventory, its cost therefor and the selling price of Inventory held for sale, and the daily withdrawals therefrom and additions thereto, and (B) furnish to the Revolving Administrative Agent from time to time, at the Revolving Administrative Agent’s request, a current schedule of Inventory (including Vehicle Inventory) based upon its most recent physical inventory and its daily inventory records. Each Grantor shall conduct a physical inventory no less frequently than annually, and shall furnish to the Revolving Administrative Agent such other documents and reports thereof as the Revolving Administrative Agent shall reasonably request with respect to the Inventory.
     (ii) All Inventory (other than Vehicle Inventory) is and shall at all times be located only at such Grantor’s locations as set forth on Schedule 7(f) attached hereto, or at such other locations as to which such Grantor has complied with Section 7(f) hereof. No Grantor shall, other than in the ordinary course of

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business in connection with its sale, lease, license or other permitted Disposition, remove any Inventory from such locations.
     (iii) All Vehicle Inventory is and shall (except as set forth in Section 6.13 of both Credit Agreements) at all times be located only at such Grantor’s locations as set forth on Schedule 6.13 of both Credit Agreements (as such Schedule may be revised from time to time in accordance with the terms of the applicable Credit Agreement). No Grantor shall, other than in the ordinary course of business in connection with its sale, lease, license or other permitted Disposition, or as set forth in Section 6.13 of both Credit Agreements, remove any Vehicle Inventory from such locations.
     (iv) If any Account Debtor returns any Inventory to a Grantor after shipment thereof, and such return generates a credit in excess of $1,000,000 in the aggregate on any Accounts of such Account Debtor, such Grantor shall notify the Revolving Administrative Agent in writing of the same as soon as practicable.
     (c) Equipment. With respect to its Equipment whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Revolving Administrative Agent for the benefit of the Secured Parties that:
     (i) Such Grantor, as soon as practicable following a request therefor by the Revolving Administrative Agent during the continuance of an Event of Default, shall deliver to the Revolving Administrative Agent any and all evidence of ownership of any of the Equipment (including without limitation certificates of title and applications for title).
     (ii) Such Grantor shall maintain accurate, itemized records describing the kind, type, quality, quantity and value of its Equipment and shall furnish the Revolving Administrative Agent upon request during the continuance of an Event of Default with a current schedule containing the foregoing information, but, other than during the continuance of an Event of Default, not more often than once per fiscal quarter.
     (iii) All Equipment is and shall at all times be located only at such Grantor’s locations as set forth on Schedule 7(f) attached hereto or at such other locations as to which such Grantor has complied with Section 7(f) hereof. No Grantor shall, other than as expressly permitted under the Credit Agreements, sell, lease, transfer, dispose of or, other than for repairs in the ordinary course of such Grantor’s business, remove any Equipment from such locations.
     (d) Supporting Obligations. With respect to its Supporting Obligations whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Revolving Administrative Agent for the benefit of the Secured Parties that:

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     (i) Such Grantor shall (i) furnish to the Revolving Administrative Agent from time to time at the Revolving Administrative Agent’s request, a current list identifying in reasonable detail each Supporting Obligation relating to any Collateral from a single obligor in excess of $1,000,000, and (ii) upon the request of the Revolving Administrative Agent from time to time following the occurrence and during the continuance of any Default or Event of Default, deliver to the Revolving Administrative Agent the originals of all documents evidencing or constituting Supporting Obligations, together with such other documentation (executed as appropriate by the Grantor) and information as may be necessary to enable the Revolving Administrative Agent to realize upon the Supporting Obligations in accordance with their respective terms or transfer the Supporting Obligations as may be permitted under the Loan Documents or by applicable law.
     (ii) With respect to each letter of credit giving rise to Letter-of-Credit Rights that has an aggregate stated amount available to be drawn in excess of $500,000, such Grantor shall, at the request of the Revolving Administrative Agent cause the issuer thereof to execute and deliver to the Revolving Administrative Agent a Qualifying Control Agreement.
     (iii) With respect to each transferable letter of credit giving rise to Letter-of-Credit Rights that has an aggregate stated amount available to be drawn in excess of $500,000, such Grantor shall, at the Revolving Administrative Agent’s request upon and during the continuance of any Default or Event of Default, deliver to the Revolving Administrative Agent a duly executed, undated transfer form in blank sufficient in form and substance under the terms of the related letter of credit to effect, upon completion and delivery to the letter of credit issuer together with any required fee, the transfer of such letter of credit to the transferee identified in such form. Each Grantor hereby expressly authorizes the Revolving Administrative Agent following the occurrence and during the continuance of any Event of Default to complete and tender each such transfer form as transferor in its own name or in the name, place and stead of the Grantor in order to effect any such transfer, either to the Revolving Administrative Agent or to another transferee, as the case may be, in connection with any sale or other disposition of Collateral or for any other purpose permitted under the Loan Documents or by applicable law.
     (e) Investment Property. With respect to its Investment Property whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Revolving Administrative Agent for the benefit of the Secured Parties that:
     (i) Schedule 9(e) attached hereto contains a true and complete description of (x) the name and address of each securities intermediary with which such Grantor maintains a securities account in which Investment Property is or may at any time be credited or maintained, and (y) all other Investment Property of such Grantor other than interests in Subsidiaries in which such Grantor has granted a Lien to the Revolving Administrative Agent for the benefit

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of the Secured Parties pursuant to a Pledge Agreement; provided that, the Equity Interests in Unrestricted Subsidiaries are not required to be discussed on Schedule 9(e).
     (ii) Except with the express prior written consent of the Revolving Administrative Agent in each instance, all Investment Property other than interests in Subsidiaries in which such Grantor has granted a Lien to the Revolving Administrative Agent for the benefit of the Revolving Secured Parties pursuant to a Pledge Agreement shall be maintained at all times in the form of (a) certificated securities, which certificates shall have been delivered to the Revolving Administrative Agent together with duly executed undated stock powers endorsed in blank pertaining thereto (provided that, with respect to Unrestricted Subsidiaries, such certificates and stock powers shall not be required to be so delivered unless requested by the Revolving Administrative Agent from time to time in its sole discretion) or (b) security entitlements credited to one or more securities accounts as to each of which the Revolving Administrative Agent has received (1) copies of the account agreement between the applicable securities intermediary and the Grantor and the most recent statement of account pertaining to such securities account (each certified to be true and correct by an officer of the Grantor) and (2) upon the request of the Revolving Administrative Agent, a Qualifying Control Agreement from the applicable securities intermediary which remains in full force and effect and as to which the Revolving Administrative Agent has not received any notice of termination. Without limiting the generality of the foregoing, no Grantor shall cause, suffer or permit any Investment Property to be credited to or maintained in any securities account not listed on Schedule 9(e) attached hereto except in each case upon giving not less than thirty (30) days’ prior written notice to the Revolving Administrative Agent and taking or causing to be taken at such Grantor’s expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Revolving Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Revolving Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder.
     (iii) All dividends and other distributions with respect to any of the Investment Property shall be subject to the security interest conferred hereunder, provided, however, that cash dividends paid to a Grantor as record owner of the Investment Property may be disbursed to and retained by such Grantor so long as no Default or Event of Default shall have occurred and be continuing, free from any Lien hereunder.
     (iv) So long as no Default or Event of Default shall have occurred and be continuing, the registration of Investment Property in the name of a Grantor as record and beneficial owner shall not be changed and such Grantor shall be entitled to exercise all voting and other rights and powers pertaining to Investment Property for all purposes not inconsistent with the terms hereof or of any Qualifying Control Agreement relating thereto.

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     (v) Upon the occurrence and during the continuance of any Default or Event of Default, at the option of the Revolving Administrative Agent, all rights of the Grantors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to clause (iv) immediately above shall cease and the Revolving Administrative Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Revolving Administrative Agent or its nominee or agent for the benefit of the Secured Parties and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Grantor hereby appoints the Revolving Administrative Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Investment Property upon the occurrence and during the continuance of any Default or Event of Default, which proxy is coupled with an interest and is irrevocable until the Facilities Termination Date, and each Grantor hereby agrees to provide such further proxies as the Revolving Administrative Agent may request; provided, however, that the Revolving Administrative Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.
     (vi) Upon the occurrence and during the continuance of any Default or Event of Default, all rights of the Grantors to receive and retain cash dividends and other distributions upon or in respect to Investment Property pursuant to clause (iii) above shall cease and shall thereupon be vested in the Revolving Administrative Agent for the benefit of the Secured Parties, and each Grantor shall, or shall cause, all such cash dividends and other distributions with respect to the Investment Property to be promptly delivered to the Revolving Administrative Agent (together, if the Revolving Administrative Agent shall request, with any documents related thereto) to be held, released or disposed of by it hereunder or, at the option of the Revolving Administrative Agent, to be applied to the Secured Obligations.
     (f) Deposit Accounts. With respect to its Deposit Accounts whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Revolving Administrative Agent for the benefit of the Secured Parties that, in the discretion and upon the request of the Revolving Administrative Agent, all Deposit Accounts in which collected balances or deposits in excess of $500,000 are or are reasonably expected by the Company at any time to be credited or maintained shall be maintained at all times with depositary institutions as to which the Revolving Administrative Agent for the benefit of the Revolving Secured Parties shall have received a Qualifying Control Agreement. Without limiting the generality of the foregoing, no Grantor shall cause, suffer or permit (x) any deposit in excess of $500,000 to be evidenced by a certificate of deposit unless such certificate of deposit is a negotiable instrument and immediately upon receipt thereof such certificate shall have been delivered to the Revolving Administrative Agent, together with a duly executed undated assignment in blank affixed thereto, or (y) any Deposit Account opened after the Closing Date in which collected balances or deposits in excess of $500,000 are or are reasonably expected by the Company at any time to be credited or maintained to be

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opened or maintained, except in the case of each of clauses (x) and (y), (A) upon giving not less than thirty (30) days’ prior written notice to the Revolving Administrative Agent and (B) taking or causing to be taken at such Grantor’s expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Revolving Administrative Agent for the benefit of the Revolving Secured Parties to perfect or protect, or maintain the perfection and priority of, the Lien of the Revolving Administrative Agent for the benefit of the Revolving Secured Parties in Collateral contemplated hereunder.
     (g) Chattel Paper. With respect to its Chattel Paper whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Revolving Administrative Agent for the benefit of the Secured Parties that to the extent so expressly required by the Credit Agreements:
     (i) Such Grantor shall at all times retain sole physical possession of the originals of all Chattel Paper (other than electronic Chattel Paper and the electronic components of hybrid Chattel Paper); provided, however, that (x) upon the request of the Revolving Administrative Agent upon the occurrence and during the continuance of any Default or Event of Default, such Grantor shall immediately deliver physical possession of such Chattel Paper to the Revolving Administrative Agent or its designee, and (y) in the event that there shall be created more than one original counterpart of any physical document that alone or in conjunction with any other physical or electronic document constitutes Chattel Paper, then such counterparts shall be numbered consecutively starting with “1” and such Grantor shall retain the counterpart numbered “1”.
     (ii) At the request of the Revolving Administrative Agent or upon the occurrence and during the continuance of an Event of Default, such Grantor shall promptly and conspicuously legend all counterparts of all tangible Chattel Paper as follows: “A SECURITY INTEREST IN THIS CHATTEL PAPER HAS BEEN GRANTED TO BANK OF AMERICA, N.A., FOR ITSELF AND AS REVOLVING ADMINISTRATIVE AGENT FOR CERTAIN SECURED PARTIES PURSUANT TO AN AMENDED AND RESTATED SECURITY AGREEMENT DATED AS OF JANUARY 15, 2010, AS AMENDED FROM TIME TO TIME. NO SECURITY INTEREST OR OTHER INTEREST IN FAVOR OF ANY OTHER PERSON MAY BE CREATED BY THE TRANSFER OF PHYSICAL POSSESSION OF THIS CHATTEL PAPER OR OF ANY COUNTERPART HEREOF EXCEPT BY OR WITH THE CONSENT OF THE AFORESAID REVOLVING ADMINISTRATIVE AGENT AS PROVIDED IN SUCH SECURITY AGREEMENT.” Upon the occurrence or during the continuance of an Event of Default, such Grantor shall not create or acquire any electronic Chattel Paper (including the electronic components of hybrid Chattel Paper), unless, prior to such acquisition or creation, it shall have taken such Perfection Action as the Revolving Administrative Agent may require to perfect by control the security interest of the Revolving Administrative Agent for the benefit of the Secured Parties in such Collateral.

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     (iii) Other than in the ordinary course of business and in keeping with reasonable and customary practice, no Grantor shall amend, modify, waive or terminate any provision of, or fail to exercise promptly and diligently each material right or remedy conferred under or in connection with, any Chattel Paper, in any case in such a manner as could reasonably be expected to materially adversely affect the value of affected Chattel Paper as collateral.
     (h) Instruments. With respect to its Instruments whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Revolving Administrative Agent for the benefit of the Secured Parties that:
     (i) Such Grantor shall (A) maintain at all times, and, upon request of the Revolving Administrative Agent, furnish to the Revolving Administrative Agent a current list identifying in reasonable detail Instruments of which such Grantor is the payee or holder and having a face amount payable in excess of $1,000,000 in the aggregate from any single Person, and (B) upon the request of the Revolving Administrative Agent from time to time, deliver to the Revolving Administrative Agent the originals of all such Instruments, together with duly executed undated endorsements in blank affixed thereto and such other documentation and information as may be necessary to enable the Revolving Administrative Agent to realize upon the Instruments in accordance with their respective terms or transfer the Instruments as may be permitted under the Loan Documents or by applicable law.
     (ii) Other than in the ordinary course of business and in keeping with reasonable and customary practice, no Grantor shall amend, modify, waive or terminate any provision of, or fail to exercise promptly and diligently each material right or remedy conferred under or in connection with, any Instrument, in any case in such a manner as could reasonably be expected to materially adversely affect the value of affected Instrument as collateral.
     (i) Commercial Tort Claims. With respect to its Commercial Tort Claims whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Revolving Administrative Agent for the benefit of the Secured Parties that:
     (i) Schedule 9(i) attached hereto contains a true and complete list of all Commercial Tort Claims in which any Grantor has an interest and which have been identified by a Grantor as of its Applicable Date, and as to which the Grantor believes in good faith there exists the possibility of recovery (including by way of settlement) of monetary relief in excess of $1,000,000 (“Grantor Claims”). Each Grantor shall furnish to the Revolving Administrative Agent from time to time upon its request a certificate of an officer of such Grantor referring to this Section 9(i) and (x) identifying all Grantor Claims that are not then described on Schedule 9(i) attached hereto and stating that each of such additional Grantor Claims shall be deemed added to such Schedule 9(i) and shall constitute a Commercial Tort

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Claim, a Grantor Claim, and additional Collateral hereunder, and (y) summarizing the status or disposition of any Grantor Claims that have been settled, or have been made the subject of any binding mediation, judicial or arbitral proceeding, or any judicial or arbitral order on the merits, or that have been abandoned. With respect to each such additional Grantor Claim, such Grantor Claim shall be and become part of the Collateral hereunder from the date such claim is identified to the Revolving Administrative Agent as provided above without further action, and (ii) the Revolving Administrative Agent is hereby authorized at the expense of the applicable Grantor to execute and file such additional financing statements or amendments to previously filed financing statements, and take such other action as it may deem necessary or advisable, to perfect the Lien on such additional Grantor Claims conferred hereunder, and the Grantor shall, if required by applicable law or otherwise at the request of the Revolving Administrative Agent, execute and deliver such Perfection Documents and take such other Perfection Action as the Revolving Administrative Agent may determine to be necessary or advisable to perfect or protect the Lien of the Revolving Administrative Agent for the benefit of the Secured Parties in such additional Grantor Claims conferred hereunder.
     10. Casualty and Liability Insurance Required.
     (a) Each Grantor will keep the Collateral continuously insured against such risks as are customarily insured against by businesses of like size and type engaged in the same or similar operations including:
     (i) property insurance on the Inventory and the Equipment in an amount not less than the full insurable value thereof, against loss or damage by theft, fire, lightning, hail, wind, flooding and other hazards ordinarily included under uniform broad form standard extended coverage policies, limited only as may be provided in the standard broad form of extended coverage endorsement at the time in use in the states in which the Collateral is located, in each case as are customarily maintained by Persons engaged in the same or similar business, owning similar properties in locations where such Grantor operates and otherwise similarly situated to such Grantor;
     (ii) false pretense insurance in amounts as are customary for Persons engaged in the same or similar business, owning similar properties in locations where such Grantor operates and otherwise similarly situated to such Grantor;
     (iii) garage liability and comprehensive general liability insurance against claims for bodily injury, death or property damage occurring with or about such Collateral (such coverage to include provisions waiving subrogation against the Secured Parties), with the Revolving Administrative Agent and the Lenders as additional insureds thereunder, in amounts as are customary for Persons engaged in the same or similar business, owning similar properties in locations where such Grantor operates and otherwise similarly situated to such Grantor;

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     (iv) liability insurance with respect to the operation of its facilities under the workers’ compensation laws of the states in which such Collateral is located as are customarily maintained by Persons engaged in the same or similar business, owning similar properties in locations where such Grantor operates and otherwise similarly situated to such Grantor, but in no event less than the amount required by the states where such Collateral is located; and
     (v) business interruption insurance in amounts as are customarily maintained by Persons engaged in the same or similar business, owning similar properties in locations where such Grantor operates and otherwise similarly situated to such Grantor.
     (b) Each insurance policy obtained in satisfaction of the requirements of Section 10(a):
     (i) may be provided by blanket policies now or hereafter maintained by each or any Grantor or by the Company;
     (ii) shall be issued by such insurer (or insurers) as shall be financially responsible, of recognized standing and reasonably acceptable to the Revolving Administrative Agent;
     (iii) shall be in such form and have such provisions (including without limitation the loss payable clause, the waiver of subrogation clause, the deductible amount, if any, and the standard mortgagee endorsement clause) as are generally considered standard provisions for the type of insurance involved and are reasonably acceptable in all respects to the Revolving Administrative Agent;
     (iv) shall prohibit cancellation or substantial modification, termination or lapse in coverage by the insurer without at least thirty (30) days’ prior written notice to the Revolving Administrative Agent, except for non-payment of premium, as to which such policies shall provide for at least ten (10) days’ prior written notice to the Revolving Administrative Agent;
     (v) without limiting the generality of the foregoing, all insurance policies where applicable under Section 10(a)(i) carried on the Collateral shall name the Revolving Administrative Agent, for the benefit of the Secured Parties, as loss payee and the Revolving Administrative Agent and Lenders as parties insured thereunder in respect of any claim for payment.
     (c) Prior to expiration of any such policy, such Grantor shall furnish the Revolving Administrative Agent with evidence satisfactory to the Revolving Administrative Agent that the policy or certificate has been renewed or replaced or is no longer required by this Security Agreement.
     (d) Each Grantor hereby makes, constitutes and appoints the Revolving Administrative Agent (and all officers, employees or agents designated by the Revolving

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Administrative Agent), for the benefit of the Secured Parties, as such Grantor’s true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item or payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance, which appointment is coupled with an interest and is irrevocable; provided, however, that the powers pursuant to such appointment shall be exercisable only upon the occurrence and during the continuation of an Event of Default.
     (e) In the event such Grantor shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required hereunder or shall fail to keep any of its Collateral in good repair and good operating condition, the Revolving Administrative Agent may (but shall be under no obligation to), without waiving or releasing any Secured Obligation or Default or Event of Default by such Grantor hereunder, contract for the required policies of insurance and pay the premiums on the same or make any required repairs, renewals and replacements; and all sums so disbursed by Revolving Administrative Agent, including reasonable Attorneys’ Costs, court costs, expenses and other charges related thereto, shall be payable on demand by such Grantor to the Revolving Administrative Agent, shall be additional Secured Obligations secured by the Collateral, and (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.
     (f) Each Grantor agrees that to the extent that it shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required by Section 10(a), it shall in the event of any loss or casualty pay promptly to the Revolving Administrative Agent, for the benefit of the Secured Parties, to be held in a separate account for application in accordance with the provisions of Sections 10(h), such amount as would have been received as Net Proceeds (as hereinafter defined) by the Revolving Administrative Agent, for the benefit of the Secured Parties, under the provisions of Section 10(h) had such insurance been carried to the extent required.
     (g) The Net Proceeds of the insurance carried pursuant to the provisions of Sections 10(a)(ii) and 10(a)(iii) shall be applied by such Grantor toward satisfaction of the claim or liability with respect to which such insurance proceeds may be paid.
     (h) The Net Proceeds of the insurance carried with respect to the Collateral pursuant to the provisions of Section 10(a)(i) hereof shall be paid to such Grantor and held by such Grantor in a separate account and applied, as long as no Event of Default shall have occurred and be continuing, as follows: after any loss under any such insurance and payment of the proceeds of such insurance, each Grantor shall have a period of thirty (30) days after payment of the insurance proceeds with respect to such loss to elect to either (x) repair or replace, or such repair or replacement cannot reasonably be completed in such thirty (30) day period, commence the repair or replacement and diligently prosecute the same to completion, the Collateral so damaged, (y) deliver such Net Proceeds to the Revolving Administrative Agent, for the benefit of the Secured Parties, as additional Collateral or (z) apply such Net Proceeds to the acquisition of tangible assets constituting Collateral used or useful in the conduct of the

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business of such Grantor, subject to the provisions of this Security Agreement. If such Grantor elects to repair or replace the Collateral so damaged, such Grantor agrees the Collateral shall be repaired to a condition substantially similar to or of better quality or higher value than its condition prior to damage or replaced with Collateral in a condition substantially similar to or of better quality or higher value than the condition of the Collateral so replaced prior to damage. At all times during which an Event of Default shall have occurred and be continuing, the Revolving Administrative Agent shall be entitled to receive direct and immediate payment of the proceeds of such insurance and such Grantor shall take all action as the Revolving Administrative Agent may reasonably request to accomplish such payment. Notwithstanding the foregoing, in the event such Grantor shall receive any such proceeds, such Grantor shall immediately deliver such proceeds to such Revolving Administrative Agent for the benefit of the Secured Parties as additional Collateral, and pending such delivery shall hold such proceeds in trust for the benefit of the Secured Parties and keep the same segregated from its other funds.
     (i) “Net Proceeds” when used with respect to any insurance proceeds shall mean the gross proceeds from such proceeds, award or other amount, less all taxes, fees and expenses (including Attorney Costs) incurred in the realization thereof.
     (j) In case of any material damage to, destruction or loss of, or claim or proceeding against, all or any material part of the Collateral pledged hereunder by a Grantor, such Grantor shall give prompt notice thereof to the Revolving Administrative Agent. Each such notice shall describe generally the nature and extent of such damage, destruction, loss, claim or proceeding. Subject to Section 10(d), each Grantor is hereby authorized and empowered to adjust or compromise any loss under any such insurance other than losses relating to claims made directly against any Secured Party as to which the insurance described in Section 10(a)(ii) or (iii) is applicable.
     (k) The provisions contained in this Security Agreement pertaining to insurance shall be cumulative with any additional provisions imposing additional insurance requirements with respect to the Collateral or any other property on which a Lien is conferred under any Security Instrument.
     11. Rights and Remedies Upon Event of Default. Upon the occurrence and during the continuance of a Revolving Event of Default or a Floorplan Event of Default, as the case may be, the Revolving Administrative Agent shall have the following rights and remedies on behalf of the Revolving Secured Parties or the Floorplan Secured Parties, as applicable, in addition to any rights and remedies set forth elsewhere in this Security Agreement or the other Loan Documents, all of which may be exercised with or, if allowed by law, without notice to a Grantor:
     (a) All of the rights and remedies of a secured party under the UCC or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Security Agreement or any other Loan Document;

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     (b) The right to foreclose the Liens and security interests created under this Security Agreement by any available judicial procedure or without judicial process;
     (c) The right to (i) enter upon the premises of a Grantor through self-help and without judicial process, without first obtaining a final judgment or giving such Grantor notice or opportunity for a hearing on the validity of the Revolving Administrative Agent’s claim and without any obligation to pay rent to such Grantor, or any other place or places where any Collateral is located and kept, and remove the Collateral therefrom to the premises of the Revolving Administrative Agent or any agent of the Revolving Administrative Agent, for such time as the Revolving Administrative Agent may desire, in order effectively to collect or liquidate the Collateral, (ii) require such Grantor or any bailee or other agent of such Grantor to assemble the Collateral and make it available to the Revolving Administrative Agent at a place to be designated by the Revolving Administrative Agent that is reasonably convenient to both parties, and (iii) notify any or all Persons party to a Qualifying Control Agreement or who otherwise have possession of or control over any Collateral of the occurrence of an Event of Default and other appropriate circumstances, and exercise control over and take possession or custody of any or all Collateral in the possession, custody or control of such other Persons;
     (d) The right to (i) exercise all of a Grantor’s rights and remedies with respect to the collection of Accounts, Chattel Paper, Instruments, Supporting Obligations and General Intangibles (collectively, “Payment Collateral”), including the right to demand payment thereof and enforce payment, by legal proceedings or otherwise; (ii) settle, adjust, compromise, extend or renew all or any Payment Collateral or any legal proceedings pertaining thereto; (iii) discharge and release all or any Payment Collateral; (iv) take control, in any manner, of any item of payment or proceeds referred to in Section 5 above; (v) prepare, file and sign a Grantor’s name on any Proof of Claim in bankruptcy, notice of Lien, assignment or satisfaction of Lien or similar document in any action or proceeding adverse to any obligor under any Payment Collateral or otherwise in connection with any Payment Collateral; (vi) endorse the name of a Grantor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Collateral; (vii) use the information recorded on or contained on a Grantor’s internet website or otherwise in any data processing equipment and computer hardware and software relating to any Collateral to which a Grantor has access; (viii) open such Grantor’s mail and collect any and all amounts due to such Grantor from any Account Debtors or other obligor in respect of Payment Collateral; (ix) take over such Grantor’s post office boxes or make other arrangements as the Revolving Administrative Agent, on behalf of the applicable Secured Parties, deems necessary to receive such Grantor’s mail, including notifying the post office authorities to change the address for delivery of such Grantor’s mail to such address as the Revolving Administrative Agent, on behalf of the applicable Secured Parties, may designate; (x) notify any or all Account Debtors or other obligor on any Payment Collateral that such Payment Collateral has been assigned to the Revolving Administrative Agent for the benefit of the Secured Parties and that Revolving Administrative Agent has a security interest therein for the benefit of the Secured Parties (provided that the Revolving Administrative Agent may at any time give such notice to an Account Debtor that is a department, agency or authority of the United States government); each Grantor hereby

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agrees that any such notice, in the Revolving Administrative Agent’s sole discretion, may (but need not) be sent on such Grantor’s stationery, in which event such Grantor shall co-sign such notice with the Revolving Administrative Agent if requested to do so by the Revolving Administrative Agent; and (xi) do all acts and things and execute all documents necessary, in Revolving Administrative Agent’s sole discretion, to collect the Payment Collateral; and
     (e) The right to sell all or any Collateral in its then existing condition, or after any further manufacturing or processing thereof, at such time or times, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, with or without representations and warranties, all as the Revolving Administrative Agent, in its sole discretion, may deem advisable. The Revolving Administrative Agent shall have the right to conduct such sales on a Grantor’s premises or elsewhere and shall have the right to use a Grantor’s premises without charge for such sales for such time or times as the Revolving Administrative Agent may see fit. The Revolving Administrative Agent may, if it deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of such postponed or adjourned sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the Revolving Administrative Agent has no obligation to preserve rights to the Collateral against prior parties or to marshal any Collateral for the benefit of any Person. The Revolving Administrative Agent for the benefit of the Secured Parties is hereby granted an irrevocable fully paid license or other right (including each Grantor’s rights under any license or any franchise agreement), each of which shall remain in full force and effect until the Facilities Termination Date, to use, without charge, each of the labels, patents, copyrights, names, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature owned or licensed by any Grantor, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral. If any of the Collateral shall require repairs, maintenance, preparation or the like, or is in process or other unfinished state, the Revolving Administrative Agent shall have the right, but shall not be obligated, to perform such repairs, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as the Revolving Administrative Agent shall deem appropriate, but the Revolving Administrative Agent shall have the right to sell or dispose of the Collateral without such processing and no Grantor shall have any claim against the Revolving Administrative Agent for the value that may have been added to such Collateral with such processing. In addition, each Grantor agrees that in the event notice is necessary under applicable law, written notice mailed to such Grantor in the manner specified herein ten (10) days prior to the date of public sale of any of the Collateral or prior to the date after which any private sale or other disposition of the Collateral will be made shall constitute commercially reasonable notice to such Grantor. All notice is hereby waived with respect to any of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Revolving Administrative Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, free from any right of redemption which is hereby expressly waived by such Grantor and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations. Each Grantor recognizes that the Revolving

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Administrative Agent may be unable to effect a public sale of certain of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities (“Affected Collateral”), and that as a consequence of such prohibitions and restrictions the Revolving Administrative Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire Affected Collateral for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Affected Collateral sold to any Person or group. Each Grantor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Grantor than if such Affected Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Revolving Administrative Agent has no obligation to delay the sale of any Affected Collateral for the period of time necessary to permit the Grantor or any other Person to register or otherwise qualify them under or exempt them from any applicable restriction, even if such Grantor or other Person would agree to register or otherwise qualify or exempt such Affected Collateral so as to permit a public sale under the Securities Act or applicable state law. Each Grantor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of Affected Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Grantor hereby acknowledges that a ready market may not exist for Affected Collateral that is not traded on a national securities exchange or quoted on an automated quotation system.
     The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first to the expenses (including all Attorneys’ Costs) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of Section 8.03 of the Revolving Credit Agreement or Section 8.06 of the Floorplan Credit Agreement as applicable, or, if such application is contrary to the application specified in the Master Intercreditor Agreement, then such net cash proceeds shall be applied as required pursuant to the Master Intercreditor Agreement. Each Grantor shall be liable to the Revolving Administrative Agent, for the benefit of the Secured Parties, and shall pay to the Revolving Administrative Agent, for the benefit of the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.
     The Revolving Administrative Agent in its capacity as collateral agent for the Floorplan Secured Parties, shall have no liability or responsibility for the method or manner, or any failure, of application of funds to the Floorplan Secured Obligations by the Floorplan Administrative Agent under the Loan Documents, and the Revolving Administrative Agent shall be fully acquitted as to any net proceeds upon delivery of same to the Floorplan Administrative Agent.
     12. Attorney-in-Fact. Each Grantor hereby appoints the Revolving Administrative Agent as the Grantor’s attorney-in-fact for the purposes of carrying out the provisions of this Security Agreement and taking any action and executing any instrument which the Revolving Administrative Agent may deem necessary or advisable to accomplish the purposes hereof,

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which appointment is irrevocable and coupled with an interest; provided, that the Revolving Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Revolving Administrative Agent shall have the right and power:
     (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
     (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;
     (c) to endorse such Grantor’s name on any checks, notes, drafts or any other payment relating to or constituting proceeds of the Collateral which comes into the Revolving Administrative Agent’s possession or the Revolving Administrative Agent’s control, and deposit the same to the account of the Revolving Administrative Agent, for the benefit of the Secured Parties, on account and for payment of the Secured Obligations.
     (d) to file any claims or take any action or institute any proceedings that the Revolving Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Revolving Administrative Agent, for the benefit of the Secured Parties, with respect to any of the Collateral; and
     (e) to execute, in connection with any sale or other disposition of Collateral provided for herein, any endorsement, assignments, or other instruments of conveyance or transfer with respect thereto.
     13. Reinstatement. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Grantor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 13 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Security Agreement in any manner, including but not limited to termination upon occurrence of the Facilities Termination Date.
     14. Certain Waivers by the Grantors. Each Grantor waives to the extent permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (x) proceed against any Person or entity, including without limitation any Loan Party, (y) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (z) pursue any other remedy in its power; (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, and (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured

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Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Revolving Administrative Agent for the benefit of the Secured Parties. Each Grantor authorizes each Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.
     The Revolving Administrative Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Grantor and the receipt thereof by such Grantor shall be a complete and full acquittance for the Collateral so delivered, and the Revolving Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.
     15. Continued Powers. Until the Facilities Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Revolving Administrative Agent for the benefit of the Secured Parties hereunder shall continue to exist and may, after the occurrence and during the continuance of an Event of Default, be exercised by the Revolving Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Grantor may have ceased.
     16. Other Rights. The rights, powers and remedies given to the Revolving Administrative Agent for the benefit of the Secured Parties by this Security Agreement shall be in addition to all rights, powers and remedies given to the Revolving Administrative Agent or any Secured Party under any other Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Revolving Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreements.
     17. Anti-Marshaling Provisions. The right is hereby given by each Grantor to the Revolving Administrative Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Revolving Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Grantor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Revolving Administrative Agent, for the benefit of the Secured Parties, the Revolving Administrative Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Security Agreement. Each Grantor hereby waives any and all right to

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require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any other Loan Document.
     18. Entire Agreement. This Security Agreement and each Joinder Agreement, together with each Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as contained in the Loan Documents. The express terms hereof and of the Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof or thereof. Neither this Security Agreement nor any Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than in a writing that is (a) signed by the Grantors and the “Required Lenders” (as defined in the Revolving Credit Agreement), (b) acknowledged by the Revolving Administrative Agent (such acknowledgement not to be unreasonably withheld or delayed) and (c) if such change, alteration, modification, supplement, discharge, cancellation, termination or amendment would be adverse in any way to any Floorplan Lender or the Floorplan Administrative Agent, signed by the “Required Lenders” (as defined in the Floorplan Credit Agreement) and acknowledged by the Floorplan Administrative Agent (such acknowledgement not to be unreasonably withheld or delayed).
     19. Third Party Reliance. Each Grantor hereby consents and agrees that all issuers of or obligors in respect of any Collateral, and all securities intermediaries, warehousemen, bailees, public officials and other Persons having any interest in, possession of, control over or right, privilege, duty or discretion in respect of, any Collateral shall be entitled to accept the provisions hereof and of the Joinder Agreements as conclusive evidence of the right of the Revolving Administrative Agent, on behalf of the Secured Parties, to exercise its rights hereunder or thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to any of such Persons.
     20. Binding Agreement; Assignment. This Security Agreement and each Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Grantor shall be permitted to assign this Security Agreement, any Joinder Agreement or any interest herein or therein or, except as expressly permitted herein or in the applicable Credit Agreement, in the Collateral or any part thereof or interest therein. Without limiting the generality of the foregoing sentence of this Section 20, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the applicable Credit Agreement (to the extent permitted by such Credit Agreement); and to the extent of any such permitted assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the applicable Credit Agreement, including Article IX thereof (concerning the Revolving Administrative Agent) and Section 10.06 thereof (concerning assignments and participations). All references herein to the Revolving Administrative Agent and to the Secured

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Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.
     21. Related Swap Contracts and Secured Cash Management Arrangements. All obligations of each Revolving Grantor under or in respect of Related Swap Contracts and Secured Cash Management Arrangements to which any Revolving Lender or its Affiliates is a party shall be deemed to be Revolving Secured Obligations secured hereby, and each Revolving Lender or Affiliate of a Revolving Lender party to any such Related Swap Contract or Secured Cash Management Arrangements shall be deemed to be a Revolving Secured Party hereunder with respect to such Revolving Secured Obligations; provided, however, that such obligations shall cease to be Revolving Secured Obligations at such time, prior to the Facility Termination Date (as defined in the Revolving Credit Agreement), as such Person (or Affiliate of such Person) shall cease to be a “Lender” under the Revolving Credit Agreement.
     No Person who obtains the benefit of any Lien by virtue of the provisions of this Section shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Revolving Loan Document or otherwise in respect of the Revolving Collateral (including the release or impairment of any Revolving Collateral) other than in its capacity as a Revolving Lender and only to the extent expressly provided in the Revolving Loan Documents. Notwithstanding any other provision of this Security Agreement to the contrary, the Revolving Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangements have been with respect to, the Revolving Secured Obligations arising under Related Swap Contracts or Secured Cash Management Arrangements to the extent the Revolving Administrative Agent has received written notice of such Revolving Secured Obligations together with such supportive documentation as it may request from the applicable Revolving Lender or Affiliate of a Revolving Lender. Each Revolving Secured Party not a party to the either Revolving Credit Agreement who obtains the benefit of this Security Agreement by virtue of the provisions of this Section shall be deemed to have acknowledged and accepted the appointment of the Revolving Administrative Agent pursuant to the terms of the Revolving Credit Agreement, and that with respect to the actions and omissions of the Revolving Administrative Agent hereunder or otherwise relating hereto that do or may affect such Revolving Secured Party, the Revolving Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Revolving Credit Agreement.
     22. Severability. The provisions of this Security Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Security Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.
     23. Counterparts. This Security Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart executed by the Grantor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 23, the provisions of Section 10.10 of both Credit Agreements shall be applicable to this Security Agreement.

35

     24. Termination. Subject to the provisions of Section 13, this Security Agreement and each Joinder Agreement, and all obligations of the Grantors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facilities Termination Date. Upon such termination of this Security Agreement, the Revolving Administrative Agent shall, at the request and sole expense of the Grantors, promptly deliver to the Grantors such termination statements and take such further actions as the Grantors may reasonably request to terminate of record, or otherwise to give appropriate notice of the termination of, any Lien conferred hereunder.
     25. Notices. Any notice required or permitted hereunder shall be given (a) with respect to any Grantor, at the address then in effect for the giving of notices to the Company under the Revolving Credit Agreement, and (c) with respect to the Revolving Administrative Agent or a Lender, at the Revolving Administrative Agent’s address indicated in Schedule 10.02 of the Revolving Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Schedule 10.02 of the Revolving Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.
     26. Joinder. Each Person who shall at any time execute and deliver to the Revolving Administrative Agent a Revolving Joinder Agreement and who is identified therein as a “Revolving Subsidiary Grantor” and each Person who shall at any time execute and deliver a Floorplan Joinder Agreement and who is identified therein as a “Floorplan Subsidiary Grantor” shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Grantor and shall have thereupon pursuant to Section 2 hereof granted a security interest in and collaterally assigned to the Revolving Administrative Agent for the benefit of the respective Secured Parties all respective Collateral in which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Grantors or to the parties to this Security Agreement shall be deemed to include such Person as a Grantor hereunder. Each Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Grantor executing such Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules attached to each Joinder Agreement.
     27. Rules of Interpretation. The rules of interpretation contained in Sections 1.02 and 1.05 of the Revolving Credit Agreement shall be applicable to this Security Agreement and each Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions (as defined in the “Revolving Credit Agreement) or Loans (as defined in the Floorplan Credit Agreement) as referred to herein or secured hereby.
     28. Governing Law; Waivers.
     (a) THIS SECURITY AGREEMENT AND EACH JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY

36

PERFORMED, IN SUCH STATE; PROVIDED THAT (i) WITH RESPECT TO THOSE INSTANCES IN WHICH THE APPLICABLE CHOICE OF LAWS RULES OF SUCH STATE, INCLUDING SECTION 9-301 OF THE UCC, REQUIRE THAT THE MANNER OF CREATION OF A SECURITY INTEREST IN SPECIFIC COLLATERAL OR THE MANNER OR EFFECT OF PERFECTION OR NONPERFECTION OR THE RULES GOVERNING PRIORITY OF SECURITY INTERESTS ARE TO BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION, THEN THE LAWS OF SUCH OTHER JURISDICTION SHALL GOVERN SUCH MATTERS, (ii) EACH CONTROL AGREEMENT (INCLUDING EACH QUALIFYING CONTROL AGREEMENT) APPLICABLE TO ANY SECURITIES ACCOUNT OR DEPOSIT ACCOUNT SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION SPECIFIED IN SUCH CONTROL AGREEMENT, OR OTHERWISE BY THE LAWS OF THE JURISDICTION THAT GOVERN THE SECURITIES ACCOUNT OR DEPOSIT ACCOUNT TO WHICH SUCH CONTROL AGREEMENT RELATES, AND (iii) IN THOSE INSTANCES IN WHICH THE LAWS OF THE JURISDICTION IN WHICH COLLATERAL IS LOCATED GOVERN MATTERS PERTAINING TO THE METHODS AND EFFECT OF REALIZING ON COLLATERAL, SUCH LAWS SHALL BE GIVEN EFFECT WITH RESPECT TO SUCH MATTERS.
     (b) EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN MECKLENBURG COUNTY, STATE OF NORTH CAROLINA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT OR A JOINDER AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.
     (c) EACH GRANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN SECTION 25 OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NORTH CAROLINA.
     (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE REVOLVING ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY JOINDER

37

AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE UNDER APPLICABLE LAW.
     (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS SECURITY AGREEMENT OR ANY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY EXPRESSLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.
     (f) EACH GRANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.
     29. Amendment and Restatement. The parties hereto agree that the Existing Security Agreement is hereby amended and restated in this Security Agreement, and this Security Agreement shall constitute neither a release nor novation of any lien or security interest arising under the Existing Security Agreement nor a refinancing of any indebtedness or obligations arising thereunder or under the Existing Credit Agreement or related documents, but rather the liens and security interests in effect under the Existing Security Agreement shall continue in effect on the terms hereof.
[Signature pages follow.]

38

     IN WITNESS WHEREOF, the parties have duly executed this Security Agreement on the day and year first written above.

COMPANY: SONIC AUTOMOTIVE, INC.
By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice Chairman and Chief Financial Officer

REVOLVING GRANTOR:

ARNGAR, INC.
AUTOBAHN, INC.
AVALON FORD, INC.
CORNERSTONE ACCEPTANCE CORPORATION
FAA AUTO FACTORY, INC.
FAA BEVERLY HILLS, INC.
FAA CAPITOL N, INC.
FAA CONCORD H, INC.
FAA CONCORD T, INC.
FAA DUBLIN N, INC.
FAA DUBLIN VWD, INC.
FAA HOLDING CORP.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA POWAY T, INC.
FAA SAN BRUNO, INC.
FAA SANTA MONICA V, INC.
FAA SERRAMONTE, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE L, INC.
FAA STEVENS CREEK, INC.
FAA TORRANCE CPJ, INC.
FIRSTAMERICA AUTOMOTIVE, INC.
FORT MILL FORD, INC.
FORT MYERS COLLISION CENTER, LLC
FRANCISCAN MOTORS, INC.
FRONTIER OLDSMOBILE-CADILLAC, INC.

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

REVOLVING GRANTORS:

KRAMER MOTORS INCORPORATED
L DEALERSHIP GROUP, INC.
MARCUS DAVID CORPORATION
MASSEY CADILLAC, INC.
ONTARIO L, LLC
SAI AL HC1, INC.
SAI AL HC2, INC.
SAI ANN ARBOR IMPORTS, LLC
SAI ATLANTA B, LLC
SAI BROKEN ARROW C, LLC
SAI CHARLOTTE M, LLC
SAI COLUMBUS MOTORS, LLC
SAI COLUMBUS VWK, LLC
SAI FL HC2, INC.
SAI FL HC3, INC.
SAI FL HC4, INC.
SAI FL HC6, INC.
SAI FL HC7, INC.
SAI FORT MYERS B, LLC
SAI FORT MYERS H, LLC
SAI FORT MYERS M, LLC
SAI FORT MYERS VW, LLC
SAI IRONDALE IMPORTS, LLC
SAI LONG BEACH B, INC.
SAI MD HC1, INC.
SAI MONROVIA B, INC.
SAI MONTGOMERY B, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE M, LLC
SAI NASHVILLE MOTORS, LLC
SAI OK HC1, INC.
SAI OKLAHOMA CITY C, LLC
SAI OKLAHOMA CITY H, LLC
SAI ORLANDO CS, LLC
SAI RIVERSIDE C, LLC
SAI ROCKVILLE IMPORTS, LLC

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

REVOLVING GRANTORS:

SAI TN HC1, LLC
SAI TN HC2, LLC
SAI TN HC3, LLC
SAI TULSA N, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC — 2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC — CALABASAS V, INC.
SONIC — CARSON F, INC.
SONIC — COAST CADILLAC, INC.
SONIC — DENVER T, INC.
SONIC — DOWNEY CADILLAC, INC.
SONIC — HARBOR CITY H, INC.
SONIC — LAS VEGAS C EAST, LLC
SONIC — LAS VEGAS C WEST, LLC
SONIC — LLOYD NISSAN, INC.
SONIC — LLOYD PONTIAC — CADILLAC, INC.
SONIC — LONE TREE CADILLAC, INC.
SONIC — LS, LLC
SONIC — MANHATTAN FAIRFAX, INC.
SONIC — MASSEY CHEVROLET, INC.
SONIC — NEWSOME CHEVROLET WORLD, INC.
SONIC — NEWSOME OF FLORENCE, INC.
SONIC — SANFORD CADILLAC, INC.
SONIC — SHOTTENKIRK, INC.
SONIC — STEVENS CREEK B, INC.
SONIC — WILLIAMS CADILLAC, INC.
SONIC AGENCY, INC.
SONIC AUTOMOTIVE — 1720 MASON AVE., DB, INC.
SONIC AUTOMOTIVE — 1720 MASON AVE., DB, LLC
SONIC AUTOMOTIVE — 6008 N. DALE MABRY, FL, INC.
SONIC AUTOMOTIVE — 9103 E. INDEPENDENCE, NC, LLC
SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC.

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

REVOLVING GRANTORS:

SONIC AUTOMOTIVE 5260 PEACHTREE
     INDUSTRIAL BLVD., LLC
SONIC AUTOMOTIVE F&I, LLC
SONIC AUTOMOTIVE OF CHATTANOOGA, LLC
SONIC AUTOMOTIVE OF NASHVILLE, LLC
SONIC AUTOMOTIVE OF NEVADA, INC.
SONIC AUTOMOTIVE SUPPORT, LLC
SONIC AUTOMOTIVE WEST, LLC
SONIC AUTOMOTIVE—3700 WEST BROAD
     STREET, COLUMBUS, INC.
SONIC AUTOMOTIVE—4000 WEST BROAD
     STREET, COLUMBUS, INC.
SONIC CALABASAS M, INC.
SONIC DEVELOPMENT, LLC
SONIC DIVISIONAL OPERATIONS, LLC
SONIC FREMONT, INC.
SONIC OF TEXAS, INC.
SONIC RESOURCES, INC.
SONIC SANTA MONICA M, INC.
SONIC SANTA MONICA S, INC.
SONIC TYSONS CORNER H, INC.
SONIC TYSONS CORNER INFINITI, INC.
SONIC WALNUT CREEK M, INC.
SONIC WILSHIRE CADILLAC, INC.
SONIC—BUENA PARK H, INC.
SONIC—CALABASAS A, INC.
SONIC—CAPITOL CADILLAC, INC.
SONIC—CAPITOL IMPORTS, INC.
SONIC—CARSON LM, INC.
SONIC—PLYMOUTH CADILLAC, INC.
SONIC—SATURN OF SILICON VALLEY, INC.
SONIC—VOLVO LV, LLC
SONIC—WEST COVINA T, INC.
SRE ALABAMA — 2, LLC
SRE ALABAMA—5, LLC
SRE CALIFORNIA — 1, LLC
SRE CALIFORNIA — 2, LLC
SRE CALIFORNIA — 4, LLC
SRE COLORADO – 1, LLC

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

REVOLVING GRANTORS:

SRE FLORIDA — 1, LLC
SRE FLORIDA — 2, LLC
SRE HOLDING, LLC
SRE NORTH CAROLINA — 2, LLC
SRE OKLAHOMA—1, LLC
SRE OKLAHOMA—2, LLC
SRE OKLAHOMA—5, LLC
SRE SOUTH CAROLINA — 3, LLC
SRE SOUTH CAROLINA — 4, LLC
SRE TENNESSEE—4, LLC
SRE VIRGINIA — 1, LLC
SREALESTATE ARIZONA — 2, LLC
SREALESTATE ARIZONA — 3, LLC
STEVENS CREEK CADILLAC, INC.
TOWN AND COUNTRY FORD, INCORPORATED
VILLAGE IMPORTED CARS, INC.
WINDWARD, INC.

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI GA HC1, LP SONIC PEACHTREE INDUSTRIAL BLVD., L.P. SONIC — STONE MOUNTAIN T, L.P.
By:	SAI GEORGIA, LLC, as Sole General Partner

By: SONIC AUTOMOTIVE OF NEVADA, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SONIC — LS CHEVROLET, L.P.
By:	SONIC — LS, LLC, as Sole General Partner

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

REVOLVING GRANTORS:

PHILPOTT MOTORS, LTD.
SONIC — CADILLAC D, L.P.
SONIC — CAMP FORD, L.P.
SONIC — CARROLLTON V, L.P.
SONIC — FORT WORTH T, L.P.
SONIC — FRANK PARRA AUTOPLEX, L.P.
SONIC — HOUSTON V, L.P.
SONIC — LUTE RILEY, L.P.
SONIC — MESQUITE HYUNDAI, L.P.
SONIC — RICHARDSON F, L.P.
SONIC — UNIVERSITY PARK A, L.P.
SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE — 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE — 4701 I-10 EAST, TX, L.P.
SONIC AUTOMOTIVE OF TEXAS, L.P.
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM B, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.
SONIC—CLEAR LAKE VOLKSWAGEN, L.P.
SONIC—JERSEY VILLAGE VOLKSWAGEN, L.P.
SRE TEXAS — 1, L.P.
SRE TEXAS — 2, L.P.
SRE TEXAS — 3, L.P.
SRE TEXAS — 4, L.P.
SRE TEXAS — 5, L.P.
SRE TEXAS — 6, L.P.
SRE TEXAS — 7, L.P.
SRE TEXAS — 8, L.P.

By:	SONIC OF TEXAS, INC., as Sole General Partner

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI CLEARWATER T, LLC
By:	SAI FL HC2, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

REVOLVING GRANTORS: SAI COLUMBUS T, LLC
By:	SONIC AUTOMOTIVE, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI GEORGIA LLC
By:	SONIC AUTOMOTIVE OF NEVADA, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI IRONDALE L, LLC
By:	SAI AL HC2, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI OKLAHOMA CITY T, LLC SAI TULSA T, LLC
By:	SAI OK HC1, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI ROCKVILLE L, LLC
By:	SAI MD HC1, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

FLOORPLAN GRANTORS:

ARNGAR, INC.
AUTOBAHN, INC.
AVALON FORD, INC.
CORNERSTONE ACCEPTANCE CORPORATION
FAA AUTO FACTORY, INC.
FAA BEVERLY HILLS, INC.
FAA CAPITOL N, INC.
FAA CONCORD H, INC.
FAA CONCORD T, INC.
FAA DUBLIN N, INC.
FAA DUBLIN VWD, INC.
FAA HOLDING CORP.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA POWAY T, INC.
FAA SAN BRUNO, INC.
FAA SANTA MONICA V, INC.
FAA SERRAMONTE, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE L, INC.
FAA STEVENS CREEK, INC.
FAA TORRANCE CPJ, INC.
FIRSTAMERICA AUTOMOTIVE, INC.
FORT MILL FORD, INC.
FORT MYERS COLLISION CENTER, LLC
FRANCISCAN MOTORS, INC.
FRONTIER OLDSMOBILE-CADILLAC, INC.

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

FLOORPLAN GRANTORS:

KRAMER MOTORS INCORPORATED
L DEALERSHIP GROUP, INC.
MARCUS DAVID CORPORATION
MASSEY CADILLAC, INC.
ONTARIO L, LLC
SAI AL HC1, INC.
SAI AL HC2, INC.
SAI ANN ARBOR IMPORTS, LLC
SAI ATLANTA B, LLC
SAI BROKEN ARROW C, LLC
SAI CHARLOTTE M, LLC
SAI COLUMBUS MOTORS, LLC
SAI COLUMBUS VWK, LLC
SAI FL HC2, INC.
SAI FL HC3, INC.
SAI FL HC4, INC.
SAI FL HC6, INC.
SAI FL HC7, INC.
SAI FORT MYERS B, LLC
SAI FORT MYERS H, LLC
SAI FORT MYERS M, LLC
SAI FORT MYERS VW, LLC
SAI IRONDALE IMPORTS, LLC
SAI LONG BEACH B, INC.
SAI MD HC1, INC.
SAI MONROVIA B, INC.
SAI MONTGOMERY B, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE M, LLC
SAI NASHVILLE MOTORS, LLC
SAI OK HC1, INC.
SAI OKLAHOMA CITY C, LLC
SAI OKLAHOMA CITY H, LLC
SAI ORLANDO CS, LLC
SAI RIVERSIDE C, LLC
SAI ROCKVILLE IMPORTS, LLC

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

FLOORPLAN GRANTORS:

SAI TN HC1, LLC
SAI TN HC2, LLC
SAI TN HC3, LLC
SAI TULSA N, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC — 2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC — CALABASAS V, INC.
SONIC — CARSON F, INC.
SONIC — COAST CADILLAC, INC.
SONIC — DENVER T, INC.
SONIC — DOWNEY CADILLAC, INC.
SONIC — HARBOR CITY H, INC.
SONIC — LAS VEGAS C EAST, LLC
SONIC — LAS VEGAS C WEST, LLC
SONIC — LLOYD NISSAN, INC.
SONIC — LLOYD PONTIAC — CADILLAC, INC.
SONIC — LONE TREE CADILLAC, INC.
SONIC — LS, LLC
SONIC — MANHATTAN FAIRFAX, INC.
SONIC — MASSEY CHEVROLET, INC.
SONIC — NEWSOME CHEVROLET WORLD, INC.
SONIC — NEWSOME OF FLORENCE, INC.
SONIC — SANFORD CADILLAC, INC.
SONIC — SHOTTENKIRK, INC.
SONIC — STEVENS CREEK B, INC.
SONIC — WILLIAMS CADILLAC, INC.
SONIC AGENCY, INC.
SONIC AUTOMOTIVE — 1720 MASON AVE., DB, INC.
SONIC AUTOMOTIVE — 1720 MASON AVE., DB, LLC
SONIC AUTOMOTIVE — 6008 N. DALE MABRY, FL, INC.
SONIC AUTOMOTIVE — 9103 E. INDEPENDENCE, NC, LLC
SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC.

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer
AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

FLOORPLAN GRANTORS:

SONIC AUTOMOTIVE 5260 PEACHTREE INDUSTRIAL BLVD., LLC
SONIC AUTOMOTIVE F&I, LLC
SONIC AUTOMOTIVE OF CHATTANOOGA, LLC
SONIC AUTOMOTIVE OF NASHVILLE, LLC
SONIC AUTOMOTIVE OF NEVADA, INC.
SONIC AUTOMOTIVE SUPPORT, LLC
SONIC AUTOMOTIVE WEST, LLC
SONIC AUTOMOTIVE—3700 WEST BROAD STREET, COLUMBUS, INC.
SONIC AUTOMOTIVE—4000 WEST BROAD STREET, COLUMBUS, INC.
SONIC CALABASAS M, INC.
SONIC DEVELOPMENT, LLC
SONIC DIVISIONAL OPERATIONS, LLC
SONIC FREMONT, INC.
SONIC OF TEXAS, INC.
SONIC RESOURCES, INC.
SONIC SANTA MONICA M, INC.
SONIC SANTA MONICA S, INC.
SONIC TYSONS CORNER H, INC.
SONIC TYSONS CORNER INFINITI, INC.
SONIC WALNUT CREEK M, INC.
SONIC WILSHIRE CADILLAC, INC.
SONIC—BUENA PARK H, INC.
SONIC—CALABASAS A, INC.
SONIC—CAPITOL CADILLAC, INC.
SONIC—CAPITOL IMPORTS, INC.
SONIC—CARSON LM, INC.
SONIC—PLYMOUTH CADILLAC, INC.
SONIC—SATURN OF SILICON VALLEY, INC.
SONIC—VOLVO LV, LLC
SONIC—WEST COVINA T, INC.
SRE ALABAMA — 2, LLC
SRE ALABAMA—5, LLC
SRE CALIFORNIA — 1, LLC
SRE CALIFORNIA — 2, LLC
SRE CALIFORNIA — 4, LLC
SRE COLORADO — 1, LLC

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

FLOORPLAN GRANTORS:

SRE FLORIDA — 1, LLC
SRE FLORIDA — 2, LLC
SRE HOLDING, LLC
SRE NORTH CAROLINA — 2, LLC
SRE OKLAHOMA-1, LLC
SRE OKLAHOMA-2, LLC
SRE OKLAHOMA-5, LLC
SRE SOUTH CAROLINA — 3, LLC
SRE SOUTH CAROLINA — 4, LLC
SRE TENNESSEE-4, LLC
SRE VIRGINIA — 1, LLC
SREALESTATE ARIZONA — 2, LLC
SREALESTATE ARIZONA — 3, LLC
STEVENS CREEK CADILLAC, INC.
TOWN AND COUNTRY FORD, INCORPORATED
VILLAGE IMPORTED CARS, INC.
WINDWARD, INC.

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI GA HC1, LP SONIC PEACHTREE INDUSTRIAL BLVD., L.P. SONIC — STONE MOUNTAIN T, L.P.
By:	SAI GEORGIA, LLC, as Sole General Partner

By: SONIC AUTOMOTIVE OF NEVADA, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SONIC — LS CHEVROLET, L.P.
By:	SONIC — LS, LLC, as Sole General Partner

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

FLOORPLAN GRANTORS:

PHILPOTT MOTORS, LTD.
SONIC — CADILLAC D, L.P.
SONIC — CAMP FORD,L.P.
SONIC — CARROLLTON V, L.P.
SONIC — FORT WORTH T, L.P.
SONIC — FRANK PARRA AUTOPLEX, L.P.
SONIC — HOUSTON V, L.P.
SONIC — LUTE RILEY, L.P.
SONIC — MESQUITE HYUNDAI, L.P.
SONIC — RICHARDSON F, L.P.
SONIC — UNIVERSITY PARK A, L.P.
SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE — 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE — 4701 I—10 EAST, TX, L.P.
SONIC AUTOMOTIVE OF TEXAS, L.P.
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM B, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.
SONIC—CLEAR LAKE VOLKSWAGEN, L.P.
SONIC—JERSEY VILLAGE VOLKSWAGEN, L.P.
SRE TEXAS — 1, L.P.
SRE TEXAS — 2, L.P.
SRE TEXAS — 3, L.P.
SRE TEXAS — 4, L.P.
SRE TEXAS — 5, L.P.
SRE TEXAS — 6, L.P.
SRE TEXAS — 7, L.P.
SRE TEXAS — 8, L.P.

By:	SONIC OF TEXAS, INC., as Sole General Partner

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI CLEARWATER T, LLC
By:	SAI FL HC2, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

FLOORPLAN GRANTORS: SAI COLUMBUS T, LLC
By:	SONIC AUTOMOTIVE, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI GEORGIA LLC
By:	SONIC AUTOMOTIVE OF NEVADA, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI IRONDALE L, LLC
By:	SAI AL HC2, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI OKLAHOMA CITY T, LLC SAI TULSA T, LLC
By:	SAI OK HC1, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI ROCKVILLE L, LLC
By:	SAI MD HC1, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

REVOLVING ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Revolving Administrative Agent
By:	/s/ ANGELO M. MARTORANA
	Name:	Angelo M. Martorana
	Title:	Assistant Vice President

AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

Schedule 1
     For purposes of this Security Agreement, a “Qualifying Control Agreement” shall mean each of the following, as applicable to the respective items or types of property in which the Grantor now has or may hereafter acquire an interest:
     (a) With respect to Investment Property credited to any securities account, an agreement executed by the applicable securities intermediary substantially in a form satisfactory to the Revolving Administrative Agent in its discretion;
     (b) With respect to Deposit Accounts or tangible personal property Collateral in the possession, custody or control of any warehouseman or other bailee, an acknowledgment and agreement executed by the depositary institution or bailee (each, a “Custodian”), as the case may be, and (as to Deposit Accounts) the applicable Grantor, in form and substance acceptable to the Revolving Administrative Agent and such Custodian;
     (c) With respect to Letter-of-Credit Rights, an acknowledgment and agreement of the issuer or other applicable person nominated to accept drafts and or effect payment thereunder (the “Issuer”) of the related letter of credit in form and substance acceptable to the Revolving Administrative Agent and in which the Issuer (i) consents to and acknowledges the Lien in favor of the Revolving Administrative Agent conferred hereunder in proceeds of drawings under the related letter of credit, (ii) agrees that it will not acknowledge any Lien in favor of any other Person on Letter-of-Credit Rights until it receives notice from the Revolving Administrative Agent that all Liens on such Collateral in favor of the Secured Parties have been released or terminated, and (iii) to the extent not inconsistent with the express terms of the related letter of credit, agrees that upon receipt of notice from the Revolving Administrative Agent that an Event of Default has occurred and is continuing, it will make all payments of drawings honored by it under the related letter of credit to the Revolving Administrative Agent, notwithstanding any contrary instruction received from the Grantor; and
     (d) With respect to any Investment Property in the form of uncertificated securities, an agreement of the issuer of such Investment Property in form and substance acceptable to the Revolving Administrative Agent and such issuer sufficient to confer control (within the meaning of Section 9-106 of the UCC) over such property and containing such other terms and provisions as the Revolving Administrative Agent may reasonably request.

Schedule 1 — Page 1

Schedule 7(f)
GRANTOR INFORMATION

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
1. Sonic Automotive, Inc.	Delaware Corporation 2714319	The chief executive office for all entities is 6415 Idlewild Rd., Suite 109, Charlotte, NC		6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

2. Arngar, Inc.	North Carolina Corporation 0005612		Arnold Palmer Cadillac	10725 Pineville Rd. Pineville, NC	CAR SON MAS, L.P.	All Owners of Collateral Locations (if other than Grantor) are unrelated lessors, except where noted.

3. Autobahn, Inc.	California Corporation C1548941		Autobahn Motors Main Facility Airspace Lease Remnant Parcel	700 Island Pkwy. Belmont, CA Beneath Island Pkwy. north of Ralston Ave. Belmont, CA East of Island Pkwy. and north of Ralston Ave. Belmont, CA	Lucas Trust Properties, LLC City of Belmont, CA Lucas Trust Properties, LLC

Schedule 7(f) — Page 1

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
Autobahn, Inc. (continued)	Autobahn Motors-Service / Storage Autobahn Motors Vehicle Storage/Detailing	500-510 Harbor Blvd. Belmont, CA 1315 Elmer St. Belmont, CA	David S. Lake Trust

George W. Williams, Co-Trustee, George W. Williams III G.S. Trust

George W. Williams and Borel Bank, Co-Trustees, Hortense Williams Trust

Lois Hortense Rosebrook Trust

Katherine B. Woodlard, Robert P. Berryman and Mark A. Berryman

4. Avalon Ford, Inc.	Delaware Corporation 0896102			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

5. Cornerstone Acceptance Corporation	Florida Corporation P98000064003			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

Schedule 7(f) — Page 2

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
6. FAA Auto Factory, Inc.	California Corporation C2058910			3737 First St. Livermore, CA	Cordiroli Ford Company

7. FAA Beverly Hills, Inc.	California Corporation C2069519	Beverly Hills BMW — Service & CPO Facility

Beverly Hills BMW — Sales Facility

Beverly Hills BMW — Rental Parking (Bubble Building)

Beverly Hills BMW — Storage (Avis Lot Fee)

8850 Wilshire Blvd. (BMW Beverly Hills — Storage and Service Overflow

8844 Wilshire Blvd. (BMW Beverly Hills Storage & Service Overflow)

Storage Lot

Garage

Storage Lot
8833 Wilshire Blvd.
Beverly Hills, CA

8825 Wilshire Blvd.
Beverly Hills, CA

8840 Wilshire Blvd.
Beverly Hills, CA

8931 Wilshire Blvd.
Beverly Hills, CA

8850 Wilshire Blvd.
Beverly Hills, CA

8844 Wilshire Blvd.
Beverly Hills, CA

8500 Burton Way
Los Angeles, CA

99 N. La Cienega Blvd.
Beverly Hills, CA

8900 Wilshire Blvd.
Beverly Hills, CA	Dusenberg Investments

8825 Wilshire, LLC

Bubble Real Estate

Fortress Holdings L.P.

Illoulian Properties

Illoulian Properties

Century Investments, Inc.

99 North La Cienega, L.P.

Global Five Management, Inc.

Schedule 7(f) — Page 3

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
FAA Beverly Hills, Inc. (continued)			Parking — Storage Lot Service Facility Relocations Site Parking Facility	8909 Wilshire Blvd. Beverly Hills, CA 9000-9001 Olympic Blvd. Beverly Hills, CA 9100 Wilshire Blvd. Beverly Hills, CA	8909 Wilshire Beverly, LLC Landmark Group, LLC Douglas Emmett Management, LLC

8. FAA Capitol N, Inc.	California Corporation C2054429			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

9. FAA Concord H, Inc.	California Corporation C2004304		Concord Honda	1300 Concord Ave. Concord, CA 2241 Commerce Ave. Concord, CA	Rosewood Village Associates Stan Gaunt

10. FAA Concord T, Inc.	California Corporation C0613543		Concord Toyota Concord Scion	1090 Concord Ave. Concord, CA	1090 Concord Associates, LLC

11. FAA Dublin N, Inc.	California Corporation C2007600			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

Schedule 7(f)— Page 4

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
12. FAA Dublin VWD, Inc.	California Corporation C2007571			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

13. FAA Holding Corp.	California Corporation C2174202			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

14. FAA Las Vegas H, Inc.	Nevada Corporation C13186-1999		Honda West	7615 W. Sahara Ave. Las Vegas, NV	CARS CNI-2 L.P.

15. FAA Poway H, Inc.	California Corporation C2006230		Poway Honda	13747 Poway Rd. Poway, CA	Bay Automotive Properties, LLC

16. FAA Poway T, Inc.	California Corporation C2006232			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	Chartown is indirectly owned by O. Bruton Smith

17. FAA San Bruno, Inc.	California Corporation C2004303		Melody Toyota Melody Scion (Main Facility) (Service and Parts Facility)	750 El Camino Real San Bruno, CA 222 E. San Bruno Ave. San Bruno, CA	Bill & Sylvia Wilson L & P Kaplan

Schedule 7(f) — Page 5

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
FAA San Bruno, Inc. (continued)	(Parking Lot — New and Used) (Main Facility) (Used Car Facility) (Parking — Used Cars) (Used Cars) (Parking Lot)	732 El Camino Real
San Bruno, CA

750 El Camino Real
San Bruno, CA

650 El Camino Real
San Bruno, CA

650 and 660 El Camino Real
San Bruno, CA

650 and 660 El Camino Real
San Bruno, CA

692 El Camino Real
San Bruno, CA

Linden Ave. and Angus Ave.
San Bruno, CA	Peter J. Mandell and Susan Gootnick

Thomas Chapman Trust

Martha E. Bishop, Helen J.
Carey, The Mary Colter McDonald Trust

Bill Malkason

Sonic Development, LLC

Larry Mobley and Larry Malasoma

G. W. Williams, Co.
Subsidiary of Sonic Automotive, Inc

Schedule 7(f) — Page 6

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
18. FAA Santa Monica V, Inc.	California Corporation C2165877		Volvo of Santa Monica	1719 Santa Monica Blvd. Santa Monica, CA 1801 Santa Monica Blvd. Santa Monica, CA 1455 18th St. Santa Monica, CA 1447 18th St. Santa Monica, CA	CARS-DB4, LP Sully Three SM, LLC Don Kidson Layn Smith

19. FAA Serramonte, Inc.	California Corporation C2004221		Serramonte Auto Plaza Serramonte Mitsubishi Serramonte Auto Plaza (Mitsubishi Service and Parts) Serramonte Nissan Serramonte PDI Center	1500 Collins Ave. Colma, CA 445 Serramonte Blvd. Colma, CA 650 Serramonte Blvd. Colma, CA 900 Collins Ave. Colma, CA	Price Trust Price Trust Cypress Abbey Company Portola Properties

20. FAA Serramonte H, Inc.	California Corporation C2069465		Honda of Serramonte	485 Serramonte Blvd. Colma, CA	Price Trust

Schedule 7(f) — Page 7

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
21. FAA Serramonte L, Inc.	California Corporation C2004222		Lexus of Serramonte Lexus of Marin	700 Serramonte Blvd. Colma, CA 513 Francisco Blvd. E. San Rafael, CA	Price Trust CAR FAA II LLC

22. FAA Stevens Creek, Inc.	California Corporation C2004216		Stevens Creek Nissan Stevens Creek Nissan — Offsite Vehicle Storage Stevens Creek Nissan — Used Car Lot Stevens Creek Nissan — Detail and Service Center	4855 & 4875 Stevens Creek Blvd. Santa Jose, CA 1507 South 10th St. San Jose, CA 4795 Stevens Creek Blvd. San Jose, CA 4885 Stevens Creek Blvd. San Jose, CA	Rosewood Village Associates 10th Street Land Management Donald S. & Mary S. Abinante Edmiston & Hock Enterprises, Inc.

23. FAA Torrance CPJ, Inc.	California Corporation C2165823		South Bay Chrysler Jeep Dodge Main Facility CJ Storage Lot	20900 Hawthorne Blvd. Torrance, CA 20433 Hawthorne Blvd. Torrance, CA 20465 Hawthorne Blvd. Torrance, CA	Miletich-Jones Land Co. Del Thorne LLC Marvin Lazar

Schedule 7(f) — Page 8

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
24. FirstAmerica Automotive, Inc.	Delaware Corporation 2761294			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

25. Fort Mill Ford, Inc.	South Carolina Corporation			801 Gold Hill Rd. Fort Mill, SC	SRE South Carolina-1, LLC

26. Fort Myers Collision Center, LLC	Florida Limited Liability Company L00000004315			12490 Metro Pkwy. Fort Myers, FL	S&T Collision Center

27. Franciscan Motors, Inc.	California Corporation C1532758		Acura of Serramonte	465/475 Serramonte Blvd. Colma, CA	Price Trust

28. Frontier Oldsmobile-Cadillac, Inc.	North Carolina Corporation 0233650			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

Schedule 7(f) — Page 9

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
29. Kramer Motors Incorporated	California Corporation C0392185	Honda of Santa Monica Honda of Santa Monica Honda of Santa Monica (other) Honda of Santa Monica (storage)	1720 Santa Monica Blvd.
Santa Monica, CA

1801 Santa Monica Blvd. and 1347 — 18th St.
Santa Monica CA

1411 - 17th St.
Santa Monica, CA

1819 Santa Monica Blvd.
Santa Monica, CA

1718 Santa Monica Blvd.
				Santa Monica, CA	CARS-DB4, LP Sully Three SM, LLC Sully Three SM, LLC Sully Three SM, LLC Michael N. Amir, Trustee

30. L Dealership Group, Inc.	Texas Corporation 151278900			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

31. Marcus David Corporation	North Carolina Corporation 0272880		Town and Country Toyota Certified Used Cars Lot CPO and Truck Sales Town and Country Toyota-Scion Town and Country Toyota	9900 South Blvd. Charlotte, NC 1300 Cressida Dr. Charlotte, NC 9101 South Blvd. Charlotte, NC	Jessco Ltd. Properties National Retail Properties, LP MMR Holdings, LLC

Schedule 7(f) — Page 10

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
32. Massey Cadillac, Inc.	Tennessee Corporation 0230052		Massey Cadillac	24600 Grand River Ave. Detroit, MI	CAR SON MAS, L.P.

33. Ontario L, LLC	California Limited Liability Company 200330110050		Crown Lexus	1125 Kettering Dr. Ontario, CA	M.F. Salta Co., Inc.

34. Philpott Motors, Ltd.	Texas Limited Partnership 12223010		Philpott Motors Hyundai (Hangar Lease) Philpott Ford Philpott Toyota Philpott Ford-Toyota (Fleet/Body Shop)	1900 U.S. Hwy. 69 Nederland, TX 4605 Third St. Airport Beaumont, TX 1400 U.S. Hwy. 69 Nederland, TX 2727 Nall St. Port Neches, TX	Rustin B. Penland Jefferson County, Texas Philpott Properties, Ltd. Philpott Properties, Ltd.

35. SAI AL HC1, Inc.	Alabama Corporation D/C 206-272			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

36. SAI AL HC2, Inc.	Alabama Corporation D/C 199-217		Tom Williams Collision Center	1874 Grants Mill Rd. Irondale, AL	SRE Alabama — 2, LLC	Indirect Subsidiary of Sonic Automotive, Inc.

Schedule 7(f) — Page 11

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
37. SAI Ann Arbor Imports, LLC	Michigan Limited Liability Company E15303		Mercedes-Benz of Ann Arbor BMW of Ann Arbor	570 Auto Mall Dr. Ann Arbor, MI 501 Auto Mall Dr. Ann Arbor, MI	SRE Michigan-1, LLC c/o CARS SRE Michigan-2 LLC c/o CARS

38. SAI Atlanta B, LLC	Georgia Limited Liability Company 08083814		Global Imports [BMW] Global Imports MINI	500 Interstate North Pkwy. SE Atlanta, GA	MMR Holdings, LLC c/o Capital Automotive REIT McLean, VA 22102 Attn: Portfolio Manager

39. SAI Broken Arrow C, LLC	Oklahoma Limited Liability Company 3512215667		Speedway Chevrolet	2301 N. Aspen Ave. Broken Arrow, OK	Miller Family Real Estate, LLC

40. SAI Charlotte M, LLC	North Carolina Limited Liability Company 0433486			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

41. SAI Clearwater T, LLC	Florida Limited Liability Company L08000116713		Clearwater Toyota Clearwater Scion	21799 U.S. Hwy. 19 N. Clearwater, FL	CARS-DB4, LP

Schedule 7(f) — Page 12

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
42. SAI Columbus Motors, LLC	Ohio Limited Liability Company CP13127		Hatfield Subaru Hatfield Hyundai Hatfield Isuzu	1400 Auto Mall Dr. Columbus, OH	MMR Holdings, LLC

43. SAI Columbus T, LLC	Ohio Limited Liability Company CP13128		Toyota West Scion West Hatfield Automall	1500 Automall Dr. Columbus, OH	MMR Holdings, LLC

44. SAI Columbus VWK, LLC	Ohio Limited Liability Company CP13130		Hatfield Kia Hatfield Volkswagen	1495 Auto Mall Dr. Columbus, OH	MMR Holdings, LLC

45. SAI FL HC2, Inc.	Florida Corporation P98000016038		N/A	6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith.

46. SAI FL HC3, Inc.	Florida Corporation P98000064012		N/A	6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith.

Schedule 7(f) — Page 13

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
47. SAI FL HC4, Inc.	Florida Corporation P98000064009		N/A	6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith.

48. SAI FL HC6, Inc.	Florida Corporation P99000004218		N/A	6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

49. SAI FL HC7, Inc.	Florida Corporation F86660		N/A	6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

50. SAI Fort Myers B, LLC	Florida Limited Liability Company L08000116712		BMW of Fort Myers MINI of Fort Myers	15421 S. Tamiami Tr. Fort Myers, FL 13880 S. Tamiami Tr. Fort Myers, FL	SRE Florida — 1, LLC CARS (SON-064)	Indirect subsidiary of Sonic Automotive, Inc.

51. SAI Fort Myers H, LLC	Florida Limited Liability Company L08000116710		Honda of Fort Myers	14020 S. Tamiami Tr. Fort Myers, FL	CAR SONFREE, LLC (also tenant for VW of Fort Myers)

Schedule 7(f) — Page 14

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
52. SAI Fort Myers M, LLC	Florida Limited Liability Company L98000002089		Mercedes-Benz of Fort Myers	15461 S. Tamiami Tr. Fort Myers, FL	SRE Florida — 1, LLC	Indirect subsidiary of Sonic Automotive, Inc.

53. SAI Fort Myers VW, LLC	Florida Limited Liability Company L08000116709		Volkswagen of Fort Myers	14060 S. Tamiami Tr. Fort Myers, FL	CAR SONFREE, LLC

54. SAI GA HC1, LP	Georgia Limited Partnership 0224680		N/A	6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

55. SAI Georgia, LLC	Georgia Limited Liability Company 08094603		N/A	6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

Schedule 7(f) — Page 15

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
56. SAI Irondale Imports, LLC	Alabama Limited Liability Company 428-744		Tom Williams Imports (BMW) Tom Williams Audi Tom Williams Porsche Land Rover Birmingham MINI of Birmingham	1000 Tom Williams Way Irondale, AL 3001 Tom Williams Way Irondale, AL 3000 Tom Williams Way Irondale, AL 2001 Tom Williams Way Irondale, AL	SRE Alabama — 2, LLC SRE Alabama — 2, LLC SRE Alabama — 2, LLC SRE Alabama — 2, LLC	Indirect Subsidiary of Sonic Automotive, Inc.

57. SAI Irondale L, LLC	Alabama Corporation DLL 662-073		Tom Williams Lexus	1001 Tom Williams Way Irondale, AL	SRE Alabama — 2, LLC

58. SAI Long Beach B, Inc.	California Corporation C2998588		Long Beach BMW Long Beach MINI	2998 Cherry Ave. Signal Hill, CA 90755 2725 Temple Ave. Signal Hill, CA 90755	Velma M. Robinett, Trustee of the Alda C. Jones Trust c/o Signal Hill Redevelopment Agency 2175 Cherry Ave. Signal Hill, CA 90806 FU Lyons Signal Hill, LLC 15125 Garfield Ave. Paramount, CA 90723

59. SAI MD HC1, Inc.	Maryland Corporation D05310776		N/A	6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith.

Schedule 7(f) — Page 16

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
60. SAI Monrovia B, Inc.	California Corporation C2979304		BMW of Monrovia MINI of Monrovia	1425-1451 South Mountain Ave. Monrovia, CA 1875 South Mountain Ave. Monrovia, CA	Assael Family Trust c/o Dennis D. and Charyl A. Assael, Trustees 222 Heliotrope Ave. Corona del Mar, CA 92625 SRE California — 4, LLC	SRE California — 4, LLC is an indirect subsidiary of Sonic Automotive, Inc.

61. SAI Montgomery B, LLC	Alabama Limited Liability Company 428-746		BMW of Montgomery	190 Eastern Blvd. Montgomery, AL	CC&I LLC

62. SAI Montgomery BCH, LLC	Alabama Limited Liability Company 428-745		Classic Cadillac Buick Classic Cadillac Classic Hummer	833 Eastern Blvd. Montgomery, AL	James L. Rouse & Reese H. Bricken

63. SAI Montgomery CH, LLC	Alabama Limited Liability Company 428-747		Capitol Chevrolet Capitol Hyundai	711 Eastern Blvd. Montgomery, AL 2820 Eastern Blvd. Montgomery, AL	SRE Alabama-1, LLC CAR BSC L.L.C.

Schedule 7(f) — Page 17

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
64. SAI Nashville CSH, LLC	Tennessee Limited Liability Company 0336183		Crest Cadillac Crest Hummer Crest Saab	2121 Rosa L. Parks Blvd. Nashville, TN	CAR SON MAS TN L.L.C.

65. SAI Nashville H, LLC	Tennessee Limited Liability Company 0336180		Crest Honda	2215 Rosa L. Parks Blvd. Nashville, TN	CAR SON MAS TN L.L.C.

66. SAI Nashville M, LLC	Tennessee Limited Liability Company 0336182		Mercedes-Benz of Nashville	630 Bakers Bridge Ave. Franklin, TN	BKB Properties LLC

67. SAI Nashville Motors, LLC	Tennessee Limited Liability Company 0566970		Audi Nashville Jaguar Nashville Porsche of Nashville	2350 Franklin Pike Nashville, TN 725 Melpark Dr. Nashville, TN	SRE Tennessee — 4, LLC 6415 Idlewild Rd. Suite 109 Charlotte, NC SRE Tennessee — 4, LLC 6415 Idlewild Rd. Suite 109 Charlotte, NC

Schedule 7(f) — Page 18

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
68. SAI OK HC1, Inc.	Oklahoma Corporation 1900632183		N/A	6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith.

69. SAI Oklahoma City C, LLC	Oklahoma Limited Liability Company 3512215668		City Chevrolet	5000 W. Reno Oklahoma City, OK	CARS CNI-2 L.P.

70. SAI Oklahoma City H, LLC	Oklahoma Limited Liability Company 3512215666		Steve Bailey Pre-Owned Super Center Steve Bailey Honda	8700 NW Expressway Oklahoma City, OK	Heitzinger Associates

71. SAI Oklahoma City T, LLC	Oklahoma Limited Liability Company 3512215664		Dub Richardson Toyota Dub Richardson Scion (Body Shop)	8401 NW Expressway Oklahoma City, OK 9038 NW Expressway Oklahoma City, OK	Heitzinger Associates and Geary Plaza Associates Heitzinger Associates

Schedule 7(f) — Page 19

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and "d/b/a"	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
72. SAI Orlando CS, LLC	Florida Limited Liability Company L08000116711		Massey Cadillac Massey Saab of Orlando Massey Cadillac South (side street access; possible vehicle storage)	4241 N. John Young Pkwy. Orlando, FL 8819 S. Orange Blossom Tr. Orlando, FL 1851 Landstreet Rd. Orlando, FL	CAR SON MAS, L.P. CAR SON MAS, L.P. Sonic Development, LLC	Sonic Development, LLC is a direct subsidiary of Sonic Automotive, Inc.

73. SAI Riverside C, LLC	Oklahoma Limited Liability Company 3512215685		Riverside Chevrolet (Main Facility) (Reconditioning Facility)	707 W. 51st St. Tulsa, OK 2002 W. Skelly Dr. Tulsa, OK	Hudiburg Trusts Partnership Union Limited Liability Company

74. SAI Rockville Imports, LLC	Maryland Limited Liability Company W12791083		Rockville Audi Rockville Porsche-Audi Porsche of Rockville	1125 Rockville Pike Rockville, MD 20852	SRE-Virginia 1, LLC c/o Sonic Automotive, Inc. 6415 Idlewild Rd., Suite 109 Charlotte, NC	Indirect Subsidiary of Sonic Automotive, Inc.

Schedule 7(f) - Page 20

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
75. SAI Rockville L, LLC	Maryland Limited Liability Company W12796074	Lexus of Rockville	15501 & 15515 Frederick Rd. Rockville, MD 711 East Gude Dr. Rockville, MD 15814-A and B Paramount Dr. Rockville, MD	Royco, Inc.
8121 Georgia Ave.
Suite 500
Silver Spring, MD 20910

The Cotler Properties
c/o The Jaffe Group
5454 Wisconsin Ave.
Suite 1265
Chevy Chase, MD 20815

Beltway Cable Services Inc.
15815 Paramount Dr.
Rockville, MD 20855

76. SAI TN HC1, LLC	Tennessee Corporation 0336184		N/A	6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith.

77. SAI TN HC2, LLC	Tennessee Limited Liability Company 0336185		N/A	N/A	N/A	N/A

Schedule 7(f) — Page 21

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
78. SAI TN HC3, LLC	Tennessee Corporation 0336181		N/A	6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith.

79. SAI Tulsa N, LLC	Oklahoma Limited Liability Company 3512215684		Riverside Nissan	8190 E. Skelly Dr. Tulsa, OK	Hudiburg Properties

80. SAI Tulsa T, LLC	Oklahoma Limited Liability Company 3512215671		Riverside Toyota Riverside Scion	6868 East B.A. Frontage Rd. Tulsa, OK	CAR SON OK TOY L.L.C.

81. Santa Clara Imported Cars, Inc.	California Corporation C0587296		Honda of Stevens Creek Stevens Creek Used Cars Stevens Creek Honda — Offsite Vehicle Storage	4590 Stevens Creek Blvd. San Jose, CA 1507 South 10th St. San Jose, CA	Lucas Trust Properties, LLC 10th Street Land Management

82. Sonic — 2185 Chapman Rd., Chattanooga, LLC	Tennessee Limited Liability Company 0366281		Economy Honda Superstore	2135 Chapman Rd. Chattanooga, TN	Standefer Investment Company

Schedule 7(f) — Page 22

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
83. Sonic Advantage PA, L.P.	Texas Limited Partnership 800235623		Porsche of West Houston Audi West Houston Performance Auto Leasing	11890 Katy Fwy. Houston, TX 11850 and 11890 Katy Fwy., Houston, TX 19550 Northwest Fwy. Houston, TX	SRE Texas — 2, L.P. SRE Texas — 2, L.P. CARS 2 MDMLP	SRE Texas — 2, L.P. is an indirect subsidiary of Sonic Automotive, Inc.

84. Sonic Agency, Inc.	Michigan Corporation 35010C			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

85. Sonic Automotive — 1720 Mason Ave., DB, Inc.	Florida Corporation P98000064005			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

86. Sonic Automotive — 1720 Mason Ave., DB, LLC	Florida Limited Liability Company L98000001576		Mercedes-Benz of Daytona Beach	1720 Mason Ave. Daytona Beach, FL	MMR Holdings, LLC

Schedule 7(f) — Page 23

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
87. Sonic Automotive 2752 Laurens Rd., Greenville, Inc.	South Carolina Corporation		Century BMW Century MINI (Parking Lot)	2750 Laurens Rd. Greenville, SC 17 Duvall and 2758 Laurens Rd. Greenville, SC	MMR Holdings, LLC Brockman Real Estate, LLC

88. Sonic Automotive — 3401 N. Main, TX, L.P.	Texas Limited Partnership 11376510		Ron Craft Chevrolet Cadillac Baytown Auto Collision Center	4114 Hwy. 10 E. Baytown, TX	CAR SON BAY, L.P.

89. Sonic Automotive — 3700 West Broad Street, Columbus, Inc.	Ohio Corporation CP13131			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

90. Sonic Automotive — 4000 West Broad Street, Columbus, Inc.	Ohio Corporation CP13126			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

91. Sonic Automotive — 4701 I-10 East, TX, L.P.	Texas Limited Partnership 11345010		Baytown Ford	4110 Hwy. 10 E. Baytown, TX	CAR SON BAY, L.P.

Schedule 7(f) — Page 24

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
92. Sonic Automotive 5260 Peachtree Industrial Blvd., LLC	Georgia Limited Liability Company K734665		Dyer and Dyer Volvo	6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

93. Sonic Automotive — 6008 N. Dale Mabry, FL, Inc.	Florida Corporation P98000084876			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

94. Sonic Automotive — 9103 E. Independence, NC, LLC	North Carolina Limited Liability Company 0470751		Infiniti of Charlotte Infiniti of Charlotte Parking Lot	9103 E. Independence Blvd. Matthews, NC 9032 Scenic Dr. Matthews, NC	MMR Holdings, LLC CAR SON CHAR L.L.C.

95. Sonic Automotive F&I, LLC	Nevada Limited Liability Company LLC8620-1999			7000 Las Vegas Blvd. N. Suite 200 Las Vegas, NV

96. Sonic Automotive of Chattanooga, LLC	Tennessee Limited Liability Company 0336188		BMW of Chattanooga	6806 E. Brainerd Rd. Chattanooga, TN	75 Pointe Centre Partners, LLC

Schedule 7(f) — Page 25

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
97. Sonic Automotive of Nashville, LLC	Tennessee Limited Liability Company 0336186		BMW of Nashville MINI of Nashville Sonic Automotive Body Shop	4040 Armory Oaks Dr. Nashville, TN	H.G. Hill Realty Company, Inc.

98. Sonic Automotive of Nevada, Inc.	Nevada Corporation C18014-1997			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

99. Sonic Automotive of Texas, L.P.	Texas Limited Partnership 11324210		Lone Star Ford	8477 North Fwy. Houston, TX	MMR Viking Investment Associates, LP

100. Sonic Automotive Support, LLC	Nevada Limited Liability Company LLC19412-2003			7000 Las Vegas Blvd. N. Suite 200 Las Vegas, NV

101. Sonic Automotive West, LLC	Nevada Limited Liability Company LLC9139-1999			7000 Las Vegas Blvd. N. Suite 200 Las Vegas, NV

Schedule 7(f) — Page 26

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
102. Sonic-Buena Park H, Inc.	California Corporation C2356456		Buena Park Honda - Employee Parking Buena Park Honda — Main Buena Park Honda — Storage	7697 Beach Blvd. Buena Park, CA 6411 Beach Blvd. Buena Park, CA 6192 & 6222 Manchester Ave. and Western Ave.	Abbott Investments Slata Lamacchia Land Company Morgan Adams

103. Sonic — Cadillac D, L.P.	Texas Limited Partnership 800061917		Massey Cadillac	11675 LBJ Fwy. Dallas, TX	CAR SON MAS GAR, L.P.

104. Sonic-Calabasas A, Inc.	California Corporation C2413759		Acura 101 West	24650 Calabasas Rd. Calabasas, CA	CARS CNI-2 L.P.

105. Sonic Calabasas M, Inc.	California Corporation C2975101	Mercedes-Benz of Calabasas	24181 Calabasas Rd. Calabasas, CA 91302 Parking lot north of and abutting above address containing 20,036 square feet, more or less	Arthur D’Egidio and Assunta D’Egidio, as Trustees of the D’Egidio Trust dated May 13, 1985 and Maria A. D’Egidio, as Trustee of the D’Egidio Trust dated April 29, 1985
17401 Gresham St.
Northridge, CA 91325

City of Calabasas, California
26135 Mureau Rd.
Calabasas, CA 91302
Attn: City Manager

Schedule 7(f) — Page 27

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
106. Sonic — Calabasas V, Inc.	California Corporation C2501983			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

107. Sonic — Camp Ford, L.P.	Texas Limited Partnership 12312610			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

108. Sonic-Capitol Cadillac, Inc.	Michigan Corporation 26619C		Capitol Cadillac Capitol Hummer	5901 S. Pennsylvania Ave. Lansing, MI	CAR SON MAS, L.P.

109. Sonic-Capitol Imports, Inc.	South Carolina Corporation		Capitol Imports Capitol Hyundai	101 Newland Rd. Columbia, SC	CAR SON NEWSOME II L.L.C.

110. Sonic — Carrollton V, L.P.	Texas Limited Partnership 13894610			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

111. Sonic — Carson F, Inc.	California Corporation C2375909			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

Schedule 7(f) — Page 28

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
112. Sonic-Carson LM, Inc.	California Corporation C2375100			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

113. Sonic-Clear Lake Volkswagen, L.P.	Texas Limited Partnership 800207889		Clear Lake Volkswagen	15100 Gulf Fwy. Houston, TX	CARS-DB4, LP

114. Sonic — Coast Cadillac, Inc.	California Corporation C2124569		Coast Cadillac	3399 E. Willow St. Long Beach, CA	Bixby Land Company

115. Sonic — Denver T, Inc.	Colorado Corporation 20021350687		Mountain States Toyota and Scion Mountain States Toyota	201 W. 70th Ave. Denver, CO	SRE Colorado — 1, LLC	Indirect subsidiary of Sonic Automotive, Inc.

116. Sonic Development, LLC	North Carolina Limited Liability Company 0483658			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by Bruton O. Smith

117. Sonic Divisional Operations, LLC	Nevada Limited Liability Company LLC26157-2004			7000 Las Vegas Blvd. N. Suite 200 Las Vegas, NV	Nevada Speedway, LLC

Schedule 7(f) — Page 29

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and "d/b/a"	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
118. Sonic — Downey Cadillac, Inc.	California Corporation C2375896			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

119. Sonic — Fort Worth T, L.P.	Texas Limited Partnership 13920710		Toyota of Fort Worth Scion of Fort Worth	9001 Camp Bowie W. Fort Worth, TX	SON MCKNY II, L.P.

120. Sonic — Frank Parra Autoplex, L.P.	Texas Limited Partnership 800079059		Frank Parra Chevrolet Frank Parra Chrysler Jeep Frank Parra Chrysler Jeep Dodge	1000 E. Airport Fwy. Irving, TX 700 E. Airport Fwy. Irving, TX	CAR SON PARR L.P. CAR SON PARR L.P.

121. Sonic Fremont, Inc.	California Corporation C2935225		Jaguar Fremont Land Rover Fremont Volvo Fremont	5601 and 5701 Cushing Pkwy. Fremont, CA	NICPA of Fremont, Ltd. c/o NICPA Interest, Inc., its general partner Attention: Ricardo M. Weitz, President 9896 Bissonnet, 5th Floor Houston, Texas 77036

122. Sonic — Harbor City H, Inc.	California Corporation C2356454		Carson Honda	1435 E. 223rd St. Carson, CA	ENRI 2, LLC

Schedule 7(f) - Page 30

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
123. Sonic Houston JLR, LP	Texas Limited Partnership 800735509		Jaguar Houston North Land Rover Houston North	18205 Interstate 45 N Houston, TX	NICPA Holdings, Ltd.

124. Sonic Houston LR, L.P.	Texas Limited Partnership 800236309		Land Rover Houston Central Jaguar Houston Central	7019 Old Katy Rd. Houston, TX 7025 Old Katy Rd. Houston, TX	Capital Automotive, LP SRE Texas — 7, L.P.	SRE Texas — 7, L.P. is an indirect subsidiary of Sonic Automotive, Inc.

125. Sonic — Houston V, L.P.	Texas Limited Partnership 15286810		Volvo of Houston (Body Shop)	11950 Old Katy Rd. Houston, TX 1321 Sherwood Forest Dr. Houston, TX	CAR SON NSV II, L.P. CAR SON NSV II, L.P.

126. Sonic-Jersey Village Volkswagen, L.P.	Texas Limited Partnership 800207902		Momentum Volkswagen of Jersey Village	19550 Northwest Fwy. Houston, TX	CAR 2 MOM, LP Elcon Properties, Ltd.

127. Sonic — Las Vegas C East, LLC	Nevada Limited Liability Company LLC7435-2000		Cadillac of Las Vegas	2711 E. Sahara Ave. Las Vegas, NV	GIHM, LLC

Schedule 7(f) — Page 31

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
128. Sonic — Las Vegas C West, LLC	Nevada Limited Liability Company LLC7434-2000		Cadillac of Las Vegas — West	5185 W. Sahara Ave. Las Vegas, NV	TAS Holding Limited Partnership

129. Sonic — Lloyd Nissan, Inc.	Florida Corporation P99000014918			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

130. Sonic — Lloyd Pontiac - Cadillac, Inc.	Florida Corporation P99000014911			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

131. Sonic — Lone Tree Cadillac, Inc.	Colorado Corporation 20021021609		Don Massey Cadillac Don Massey Collision Center	8201 Parkway Dr. Lone Tree, CO 6208 E. County Line Rd. Littleton, CO	County Line, LLC Argonaut Holdings, LLC Sunrise Real Estate Services Colorado LLC

132. Sonic — LS Chevrolet, L.P.	Texas Limited Partnership 11958210		Lone Star Chevrolet Lone Star Chevrolet Parking Lot	18800 North Fwy. Houston, TX 18990 Northwest Fwy. Houston, TX	CARS-DB4, L.P. CAR SON STAR, L.P.

Schedule 7(f) — Page 32

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
133. Sonic — LS, LLC	Delaware Limited Liability Company 3440418			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

134. Sonic — Lute Riley, L.P.	Texas Limited Partnership 11869810		Lute Riley Honda (Body Shop)	1331 N. Central Expy. Richardson, TX 13561 Goldmark Dr. Richardson, TX	MMR Viking Investment Associates, LP CARS (SON-105)

135. Sonic — Manhattan Fairfax, Inc.	Virginia Corporation 0521177-6		BMW of Fairfax (Parking Facility)	8427 Lee Hwy. Fairfax, VA 8435 Lee Hwy. Fairfax, VA	MMR Holdings, LLC Cockrill Carr, LLC

136. Sonic — Massey Chevrolet, Inc.	California Corporation C2375359			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

137. Sonic — Mesquite Hyundai, L.P.	Texas Limited Partnership 800087803			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

Schedule 7(f) — Page 33

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
138. Sonic Momentum B, L.P.	Texas Limited Partnership 800235477		Momentum BMW Momentum MINI Momentum BMW (West) (Momentum Body Shop)	10002 Southwest Fwy. Houston, TX 15865 Katy Fwy. Houston, TX 9911 Centre Pkwy. Houston, TX	CARS CNI-2, LP RMC AutoSonic BMWN, L.P. CARS CNI-2, L.P.

139. Sonic Momentum JVP, L.P.	Texas Limited Partnership 800235475		Jaguar Southwest Houston Land Rover Southwest Houston Momentum Volvo Momentum Porsche	10150 Southwest Fwy. Houston, TX 10155 Southwest Fwy. Houston, TX	CARS CNI-2, LP SRE Texas — 3, L.P.	SRE Texas — 3, L.P. is an indirect subsidiary of Sonic Automotive, Inc.

Schedule 7(f) — Page 34

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
140. Sonic Momentum VWA, L.P.	Texas Limited Partnership 800207910		Momentum Volkswagen Momentum Audi Certified Pre-Owned Sales Momentum Audi Momentum Audi Back Lot (Storage) Momentum Audi — Parking	2405 Richmond Ave. Houston, TX 2309 Richmond Ave. Houston, TX 2315 Richmond Ave. Houston, TX 3717-3725 Revere St. Houston, TX 2401 Portsmouth Houston, TX	RMC Auto Sonic VWA, LP RMC Auto Sonic VWA, LP CAR 2 MOM, LP La Mesa Properties Limited La Mesa Properties Limited

141. Sonic — Newsome Chevrolet World, Inc.	South Carolina Corporation		Capitol Chevrolet	111 Newland Rd. Columbia, SC	CAR SON NEWSOME II L.L.C.

142. Sonic — Newsome of Florence, Inc.	South Carolina Corporation		Newsome Automotive (Mercedes) Imports of Florence (BMW) Newsome Chevrolet	2199 David McLeod Blvd. Florence, SC	MMR Holdings, LLC

143. Sonic of Texas, Inc.	Texas Corporation 150782300			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

Schedule 7(f) — Page 35

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
144. Sonic Peachtree Industrial Blvd., L.P.	Georgia Limited Partnership K739239			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

145. Sonic-Plymouth Cadillac, Inc.	Michigan Corporation 26618C		Don Massey Cadillac	40475 Ann Arbor Rd. Plymouth, MI	CAR SON MAS, L.P.

146. Sonic Resources, Inc.	Nevada Corporation C24652-2001			7000 Las Vegas Blvd. N. Suite 200 Las Vegas, NV

147. Sonic — Richardson F, L.P.	Texas Limited Partnership 14037410		North Central Ford	1819 N. Central Expy. Richardson, TX	Baillargeon Family LP

148. Sonic — Sanford Cadillac, Inc.	Florida Corporation P02000010148		Massey Cadillac of Sanford	3700 S. Hwy. 17-92 Sanford, FL	CAR SON MAS, L.P.

Schedule 7(f) — Page 36

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
149. Sonic Santa Monica M, Inc.	California Corporation C2727452	W.I. Simonson (Service) (Parking)	1626 Wilshire Blvd. Santa Monica, CA 1330 Colorado Ave. Santa Monica, CA 1215 — 17th St. Santa Monica, CA 1415 Euclid & 1308 Santa Monica Blvd. Santa Monica, CA	17th & Wilshire Partnership

Investment Co. of Santa Monica

7R Apartments

Frances M. Rehwald, Trustee, Frances M. Rehwald Family Trust

Judith A. Richards, Trustee, Judity a. Richards Separate Property Trust

William J.S. Rehwald, Trustee, William J.S. Rehwald Separate Property Trust

Frances M. Rehwald, Judith a. Richards, William J.S. Rehwald, Trustees, Mary F. Rehwald Separate Property Trust

150. Sonic Santa Monica S, Inc.	California Corporation C2788444			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

151. Sonic-Saturn of Silicon Valley, Inc.	California Corporation C2547838			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	Chartown d/b/a Independence Office Park

152. Sonic — Shottenkirk, Inc.	Florida Corporation P99000043291		Pensacola Honda	5600 Pensacola Blvd. Pensacola, FL	MMR Holdings, LLC

Schedule 7(f) — Page 37

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
153. Sonic — Stevens Creek B, Inc.	California Corporation C0723787		Stevens Creek BMW Stevens Creek BMW — Offsite Vehicle Storage	4343 Stevens Creek Blvd. San Jose, CA 4333 Stevens Creek Blvd. San Jose, CA 1507 S. 10th St. San Jose, CA	Lucas Trust Properties, LLC Lucas Trust Properties, LLC 10th Street Land Management

154. Sonic — Stone Mountain T, L.P.	Georgia Limited Partnership 0342795		Stone Mountain Toyota Stone Mountain Scion	5065 U.S. Hwy. 78 Stone Mountain, GA	Stone Mountain Real Estate Holdings, LLC

155. Sonic Tysons Corner H, Inc.	Virginia Corporation 0645231-2		Honda of Tysons Corner (Body Shop) (Storage Lot) (Storage Lot)	1580 Spring Hill Rd. Vienna, VA 1548 Spring Hill Rd. Vienna, VA Two acres adjacent to 1592 Spring Hill Rd. One acre lot on Tyco Rd. at corner of Spring Hill Rd. 8521 Leesburg Pike Vienna, VA	CARS-DB1, LLC CARS (ROS-006) CARS (ROS-001) Robert Rosenthal Brandywine Realty Trust

Schedule 7(f) — Page 38

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
156. Sonic Tysons Corner Infiniti, Inc.	Virginia Corporation 0645232-0		Infiniti of Tysons Corner	8527 Leesburg Pike Vienna, VA	Capital Automotive, L.P.

157. Sonic — University Park A, L.P.	Texas Limited Partnership 13748310			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

158. Sonic-Volvo LV, LLC	Nevada Limited Liability Company LLC6829-1999		Volvo of Las Vegas	7705 W. Sahara Ave. Las Vegas, NV	Berberian Properties, LLC

159. Sonic Walnut Creek M, Inc.	California Corporation C2508517		Mercedes-Benz of Walnut Creek (Parking) (Jensen Lease) (Storage)	1301 Parkside Dr. Walnut Creek, CA 1268 Pine St. Walnut Creek, CA 1360 Pine St. Walnut Creek, CA 1413 Carlback Ave. Walnut Creek, CA	Stead Leasing, Inc. Janet Murray Peter C. Jensen, Trustee of the Peter Cole Jensen and Sharon A. Jensen Living Trust dated December 23, 1986 JoAnn Bertino

Schedule 7(f) — Page 39

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
160. Sonic—West Covina T, Inc.	California Corporation C2356455			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

161. Sonic — Williams Cadillac, Inc.	Alabama Corporation D/C 199-219			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

162. Sonic Wilshire Cadillac, Inc.	California Corporation C2882071			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

163. SRE Alabama — 2, LLC	Alabama Limited Liability Company 670-275		N/A	N/A	N/A	N/A

164. SRE Alabama—5, LLC	Alabama Limited Liability Company DLL 691-622		N/A	N/A	N/A	N/A

Schedule 7(f) — Page 40

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
165. SRE California — 1, LLC	California Limited Liability Company 200202910110		N/A	N/A	N/A	N/A

166. SRE California—2, LLC	California Limited Liability Company 200202910111		N/A	N/A	N/A	N/A

167. SRE California — 4, LLC	California Limited Liability Company 200202810144		N/A	N/A	N/A	N/A

168. SRE Colorado — 1, LLC	Colorado Limited Liability Company 20021330518		N/A	N/A	N/A	N/A

169. SRE Florida — 1, LLC	Florida Limited Liability Company L00000006050		N/A	N/A	N/A	N/A

Schedule 7(f) — Page 41

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
170. SRE Florida — 2, LLC	Florida Limited Liability Company L00000006045		N/A	N/A	N/A	N/A

171. SRE Holding, LLC	North Carolina Corporation 0551475		N/A	N/A	N/A	N/A

172. SRE North Carolina — 2, LLC	North Carolina Limited Liability Company 0682830		N/A	N/A	N/A	N/A

173. SRE Oklahoma—1, LLC	Oklahoma Limited Liability Company 3500697104		N/A	N/A	N/A	N/A

174. SRE Oklahoma —2, LLC	Oklahoma Limited Liability Company 3500697105		N/A	N/A	N/A	N/A

175. SRE Oklahoma—5, LLC	Oklahoma Limited Liability Company 3500697108		N/A	N/A	N/A	N/A

Schedule 7(f) — Page 42

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
176. SRE South Carolina—3, LLC	South Carolina Limited Liability Company N/A		N/A	N/A	N/A	N/A

177. SRE South Carolina — 4, LLC	South Carolina Limited Liability Company N/A		N/A	N/A	N/A	N/A

178. SRE Tennessee—4, LLC	Tennessee Limited Liability Company 0450279		N/A	N/A	N/A	N/A

179. SRE Texas — 1, L.P.	Texas Limited Partnership 00135233-10		N/A	N/A	N/A	N/A

180. SRE Texas — 2, L.P.	Texas Limited Partnership 00135234-10		N/A	N/A	N/A	N/A

181. SRE Texas — 3, L.P.	Texas Limited Partnership 00135235-10		N/A	N/A	N/A	N/A

Schedule 7(f) — Page 43

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
182. SRE Texas — 4, L.P.	Texas Limited Partnership 800048705		N/A	N/A	N/A	N/A

183. SRE Texas — 5, L.P.	Texas Limited Partnership 800048740		N/A	N/A	N/A	N/A

184. SRE Texas — 6, L.P.	Texas Limited Partnership 800048741		N/A	N/A	N/A	N/A

185. SRE Texas — 7, L.P.	Texas Limited Partnership 800048742		N/A	N/A	N/A	N/A

186. SRE Texas — 8, L.P.	Texas Limited Partnership 800048743		N/A	N/A	N/A	N/A

187. SRE Virginia — 1, LLC	Virginia Limited Liability Company 5050246-0		N/A	N/A	N/A	N/A

188. SRealEstate Arizona — 2, LLC	Arizona Limited Liability Company L-0951252-2		N/A	N/A	N/A	N/A

Schedule 7(f) — Page 44

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
189. SRealEstate Arizona — 3, LLC	Arizona Limited Liability Company L-0951282-8		N/A	N/A	N/A	N/A

190. Stevens Creek Cadillac, Inc.	California Corporation C1293380		St. Claire Cadillac St. Claire Cadillac — Offsite Vehicle Storage	3737 Stevens Creek Blvd. Santa Jose, CA 1507 South 10th St., San Jose, CA	Lucas Trust Properties, LLC 10th Street Land Management

191. Town and Country Ford, Incorporated	North Carolina Corporation 0148959			5401 E. Independence Blvd. Charlotte, NC	MMR Holdings, LLC

192. Village Imported Cars, Inc.	Maryland Corporation D00308593			6415 Idlewild Rd. Suite 109 Charlotte, NC	Chartown d/b/a Independence Office Park	A portion of Chartown is indirectly owned by O. Bruton Smith

Schedule 7(f) — Page 45

	II.					VII.
	Jurisdiction of	III.				Relationship of
	Formation/	Address of	IV.		VI.	Persons listed in
	Form of	Chief	Trade Names, Trade Styles,		Name and address of Owner	VI to Grantor
I.	Equity/I.D.	Executive	Fictitious Names and “d/b/a”	V.	of Collateral Location	(e.g., lessor,
Name	Number	Office	Names	Collateral Locations	(if other than Grantor)	warehousemen)
193. Windward, Inc.	Hawaii Corporation 41788D1		Honda of Hayward (Service) Ground Lease (Sales) (Vehicle Display) (Vehicle Storage) Ground Lease (Sales)	24895 Mission Blvd. Hayward, CA 24947-24975 Mission Blvd. Hayward, CA 24919 Mission Blvd. Hayward, CA Fletcher Ln. Hayward, CA 24933 Mission Blvd. Hayward, CA	Lucas Trust Properties, LLC Barbara Harrison SRE California — 2, LLC SRE California — 2, LLC Paul Y. Fong	SRE California — 2, LLC is an indirect subsidiary of Sonic Automotive, Inc.

Schedule 7(f) — Page 46

Schedule 9(e)

INVESTMENT PROPERTY
1.	North Point Imports, L.L.C. (50% noncontrolling joint venture interest with unrelated party)

2.	Restricted Equity Interests (as defined in the Escrow and Security Agreement)

3.	Investments in Unrestricted Subsidiaries (as defined in the Revolving Credit Agreement)

Schedule 9(e) — Page 1

Schedule 9(i)

COMMERCIAL TORT CLAIMS
NORTH CAROLINA
Sonic Automotive, Inc. v. Mercedes-Benz USA, LLC (Case No. 08-CVS-4259, North Carolina Superior Court)
This lawsuit was filed by Sonic Automotive, Inc., as plaintiff, against Mercedes-Benz USA, LLC, as defendant, in North Carolina Superior Court in 2008 alleging that MBUSA improperly refused to approve Sonic’s proposed acquisition of a Mercedes-Benz dealership located in Charlotte, North Carolina. Sonic is seeking monetary damages and equitable relief in this action. Trial is currently scheduled to occur in April 2010.

Schedule 9(i) — Page 1